                                                                     Exhibit 2.3

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

[AT&T LOGO]
                          AT&T Master Carrier Agreement



 ---------------------------------------------- ------------------------------------------- --------------------------------------
 CUSTOMER Name (Full Legal Name):                                                           AT&T Sales Representative:
 Swift Telecommunications Inc.                  AT&T Corp.,                                 Chris Boyle
                                  ("CUSTOMER")             a New York corporation ("AT&T")
 ---------------------------------------------- ------------------------------------------- --------------------------------------
 CUSTOMER Name (and Title) for Notice:          AT&T Name (and Title) for Notice:           AT&T Contact Telephone Number:
 George Abi Zeid, President                     Patricia McIntyre,                          215-766-9526
                                                General Manager - Northeast
 ---------------------------------------------- ------------------------------------------- --------------------------------------
 CUSTOMER Address:                              AT&T Address:                               Initial Deposit Amount Required:
 262 Glen Head Rd.                              Room 3W059                                  500,000.00 plus UCC1 form
                                                300 Atrium Drive
 ---------------------------------------------- ------------------------------------------- --------------------------------------
 City                     State      Zip Code   City                   State      Zip Code
 Glen Head                NY         11545      Someset                NJ         08873
 ---------------------------------------------- ------------------------------------------- --------------------------------------
 CUSTOMER Fax number for Notice:                AT&T Fax number for Notice:
 516-671-5959                                   732-805-5720
 ---------------------------------------------- ------------------------------------------- --------------------------------------

This Master Carrier Agreement shall be legally binding when signed by both parties and shall continue in effect until the end of the longest term specified in the Attachment(s), or until otherwise terminated as provided in accordance with this Agreement. The rates and commitments provided in the Attachments shall be effective as provided in each Attachment.

This Master Carrier Agreement consists of this Cover Sheet, the attached General Terms and Conditions, and the Attachment(s) listed below (these documents together are collectively referred to as the "Agreement"). In the event of any inconsistency between these documents, precedence will be given to the documents in the following order: (1) this Cover Sheet; (2) Attachment(s); (3) the General Terms and Conditions. In the event of any inconsistency between the terms of this Agreement and the terms of an applicable Tariff, the terms of the Agreement shall prevail.





Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

                   AT&T Master Carrier Agreement--Cover Sheet


 Title                                                                             Doc. ID                 Date/time stamp
 -----                                                                             -------                 ---------------

General Terms and Conditions                                                   MCA 000626a.doc            06/26/00 10:53 am

MCA Supplemental Terms and Conditions                                       Swift STC 0011100.doc         11/20/00 10:06 am

AT&T Private Line and Satellite Services Terms and                            SWFT DTSP 001107            11/07/00 11:37 am
Pricing Attachment

AT&T Network Connection Service Terms and Pricing                            SWFT ANCSTP 001101           11/01/00  3:06 pm
Attachment

AT&T Network Connection Platform Service                                        ANCSDA000609               8/16/00  6:24 pm
Description Attachment




--------------------------------------------------------------------------------
CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ, UNDERSTANDS AND AGREES TO EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THAT THE INDIVIDUAL SIGNING THIS AGREEMENT IS DULY AUTHORIZED TO DO SO.
--------------------------------------------------------------------------------

Swift Telecommunications Inc.            AT&T Corp.

By:  /s/ George Abi Zeid                 By: /s/ Pat McIntyre
     ----------------------------------      ----------------------------------
     (Authorized Customer Signature)         (Authorized AT&T Signature)


George Abi Zeid, President & CEO         Pat McIntyre, General Manager
---------------------------------------  ---------------------------------------
(Typed or Printed Name and Title)        (Typed or Printed Name and Title)

Date:  February 8, 2001                 Date:  February 8, 2001
       --------------------------------         --------------------------------







Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

                          GENERAL TERMS AND CONDITIONS

1. Provision of Services. CUSTOMER hereby orders and AT&T hereby agrees to provide the AT&T services described in the Attachment(s) to this Agreement (the "Services"). AT&T is not responsible for the quality of transmission or signaling on CUSTOMER's side of the network interface between AT&T and CUSTOMER. Service is furnished subject to the availability of the service components required, and subject to operational and systems constraints.

2. Billing and Payment for the Services. Except as may be provided in an Attachment, AT&T will send a single monthly bill for each of the Services to one location designated by CUSTOMER. CUSTOMER is liable for all amounts due to AT&T under this Agreement. Payment in U.S. currency is due within thirty days after the bill date, except as otherwise provided below with respect to Billing Disputes.

3. Non-Payment. AT&T may add interest charges to any past due amounts at the lower of 12.0% per year or the maximum rate allowed by law. CUSTOMER shall reimburse AT&T for reasonable attorney's fees and any other costs associated with collecting delinquent or dishonored payments. Restrictive endorsements or other statements on checks accepted by AT&T will not apply.

4. Billing Disputes. To dispute a charge on a bill, CUSTOMER must identify the specific charge in dispute and provide a full written explanation of the basis for the dispute using a standard AT&T billing dispute form within 90 days after the bill date. CUSTOMER may withhold payment of a charge subject to a good faith dispute provided: (a) CUSTOMER submits the billing dispute, using a standard AT&T billing dispute form, within thirty days after the bill date; (b) CUSTOMER pays the undisputed portion of all charges; and (c) CUSTOMER cooperates reasonably with AT&T's efforts to investigate and resolve the dispute. If AT&T determines a disputed charge was billed in error, AT&T shall issue a credit to reverse the amount incorrectly billed. If AT&T determines a disputed charge was billed correctly, payment shall be due from CUSTOMER within five days after AT&T advises CUSTOMER in writing that the dispute is denied.

5. Deposits. Using its Deposit standards, AT&T has assessed and CUSTOMER shall pay the Initial Deposit amount specified on the Cover Sheet before Services are provided. AT&T may require CUSTOMER, during the term of this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion. AT&T will rely upon commercially reasonable factors to determine the need for and amount of any deposit. These factors may include, but are not limited to, payment history, number of years in business, history of service with AT&T, bankruptcy history, current account treatment status, financial statement analysis, and commercial credit bureau rating, as well as commitment levels and anticipated monthly charges. Any deposit will be held by AT&T as a guarantee for the payment of charges. A deposit does not relieve CUSTOMER of the responsibility for the prompt payment of bills. Interest (at the rate of 6% per year or such other rate as is applicable by law) will be paid to CUSTOMER for any period that a cash deposit is held by AT&T.

6. Obligations Regarding Taxes. CUSTOMER shall pay any applicable local, state and federal taxes, levied upon the sale, installation, use or provision of the Services, except to the extent customer provides a valid tax exemption certificate to AT&T prior to the delivery of Services. CUSTOMER shall not be required to pay any taxes assessed on AT&T's income. Gross Receipts Taxes will be charged to CUSTOMER in the same manner as that provided in AT&T Tariff F.C.C. No. 1, Section 2.5.14, as amended from time to time.

7. CUSTOMER is a Carrier. CUSTOMER certifies it is a "common carrier" as defined in the Communications Act of 1934 (see ss.ss.153(10) and 211), with all required state and federal operating authority.

8. Responsibilities of CUSTOMER. CUSTOMER is responsible for interfacing and communicating with its End Users, for placing any orders, and for assuring that it and any Intermediate Providers comply with the provisions of this Agreement and with all applicable federal and state laws and regulatory requirements with respect to the Services. CUSTOMER is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove service components.

9. Software. AT&T grants CUSTOMER a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to this Agreement (collectively, "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. CUSTOMER will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software. CUSTOMER shall not copy or download the Software, except to the extent expressly provided otherwise in the applicable documentation for the Service or in a writing signed by AT&T. Any copy must contain the same copyright notices and proprietary markings as the original Software. CUSTOMER agrees to comply with any additional restrictions that are provided with any Third-Party Software. The term of the license granted with respect to any Software shall be coterminous with the Attachment which covers the Software. CUSTOMER shall assure that its Users comply with the terms and conditions of this Section.

Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

                          GENERAL TERMS AND CONDITIONS

10. Warranty with Respect to Software. AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications during a warranty period of ninety (90) days beginning on the date of delivery of the AT&T Software to CUSTOMER. If CUSTOMER returns to AT&T, within the ninety
(90) day warranty period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by CUSTOMER or Users.

11. Abuse of Service. The abuse of Service is prohibited. Using Service or permitting Service to be used in the following ways constitutes abuse:(a) interfering unreasonably with the use of AT&T service by others or the operation of the AT&T network; (b) carrying calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to domestic locations for which AT&T's cost of terminating switched access (based on the published access rates of the incumbent local exchange companies) is above AT&T's price for the call under this Agreement (after application of discounts); (c) subjecting AT&T personnel or non-AT&T personnel to hazardous conditions; (d) attempting to avoid the payment, in whole or in part, of any charges by any means or device (non-payment of billed charges will not be considered abuse of service for purposes of this Section); or (e) using the Services or displaying or transmitting Content in a manner that violates any applicable law or regulation. In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may immediately restrict, suspend or discontinue providing Service or prevent the display or transmission of Content, without liability on the part of AT&T, and then notify CUSTOMER of the action that AT&T has taken and the reason for such action. To the extent doing so does not interfere with its ability to prevent abuse of Service (to be determined in AT&T's reasonable judgment), AT&T will attempt to notify CUSTOMER before taking such action, and will attempt to limit any restriction, suspension or discontinuance under this Section to the locations, Content, or Services with respect to which the abuse is taking place.

12. Default. If a party breaches any material term of this Agreement and the breach continues unremedied for 60 days after written notice of default, the other party may terminate for cause any Attachment materially affected by the breach. If CUSTOMER is in breach of its payment obligations (including failure to pay a required deposit), and fails to make payment in full within 5 days after receipt of written notice of default, AT&T may, at its option, terminate the Agreement, terminate affected Attachments, suspend Service under the affected Attachments, and/or require a deposit, advanced payment, or other satisfactory assurances in connection with any or all Attachments as a condition of continuing to provide Services; except that AT&T will not take any such action as a result of CUSTOMER's non-payment of a charge subject to a timely billing dispute, unless AT&T has reviewed the dispute and determined that the charge is correct. An Attachment may be terminated by either party immediately upon written notice if the other party has become insolvent or involved in a liquidation or termination of its business, or adjudicated bankrupt, or been involved in an assignment for the benefit of its creditors. CUSTOMER shall be liable to AT&T for Termination Charges, as specified in a terminated Attachment, in the event that AT&T terminates an Attachment as a result of a breach by CUSTOMER. Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement.

13. No Other Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. AT&T DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICES WILL MEET CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES WILL PREVENT UNAUTHORIZED ACCESS BY THIRD PARTIES. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

14. Limitation of Liability. EITHER PARTY'S ENTIRE LIABILITY, AND THE OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR PERFORMANCE OR NON-PERFORMANCE OF OBLIGATIONS UNDER THIS AGREEMENT SHALL BE:

   (a) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR A BREACH OF THE PROVISIONS OF SECTION 17 (USE OF MARKS), THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES;

   (b) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH ABOVE UNDER THE HEADING WARRANTY WITH RESPECT TO SOFTWARE;

   (c) FOR INDEMNITY, THE REMEDIES SET FORTH BELOW UNDER THE


Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

                          GENERAL TERMS AND CONDITIONS

  HEADING INDEMNIFICATION;

   (d) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY 12-MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY CUSTOMER FOR THE APPLICABLE SERVICE UNDER THE APPLICABLE ATTACHMENT DURING THE 3 MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED.

EXCEPT TO THE EXTENT PROVIDED UNDER THIS AGREEMENT WITH RESPECT TO INDEMNIFICATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND, OR INCREASED COST OF OPERATIONS, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL AT&T BE LIABLE FOR ANY CLAIM OR DAMAGES CAUSED BY OR ARISING OUT OF:

   (i) ANY ACT OR OMISSION (INCLUDING WITHOUT LIMITATION UNAUTHORIZED USE, THEFT, ALTERATION, LOSS OR DESTRUCTION OF SERVICE OR THE APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS OF CUSTOMER, AN END USER OR ANY THIRD PARTY) OF CUSTOMER, AN INTERMEDIATE PROVIDER, AN END USER, OR ANOTHER THIRD PARTY,

   (ii) EXCEPT AS OTHERWISE PROVIDED IN AN ATTACHMENT, SERVICE INTERRUPTIONS OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS, OR

   (iii) INTEROPERABILITY, INTERACTION OR INTERCONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES.

THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY, AND SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE). NOTHING IN THIS SECTION LIMITS CUSTOMER'S RESPONSIBILITY FOR THE PAYMENT OF CHARGES DUE AS PROVIDED IN THIS AGREEMENT.

15. Force Majeure. Neither party nor its Affiliates or subcontractors shall be liable to the other party for any delay, failure in performance, loss or damage due to force majeure conditions such as fire, explosion, power blackout, earthquake, volcanic action, flood, hurricane, the elements, strike, embargo, labor disputes, civil or military authority, war, acts of God, acts or omissions of other carriers (except, for CUSTOMER, the acts of omissions of its Intermediate Providers), acts of regulatory or governmental agencies, or other causes beyond their reasonable control, except that CUSTOMER's obligation to pay for services provided shall not be excused. Changes in economic, business or competitive conditions are not force majeure conditions. If CUSTOMER is unable to meet its commitments as a direct result of a force majeure condition, CUSTOMER may suspend its commitments for one full billing month (or longer, with AT&T's written consent, which shall not be unreasonably withheld). The effect of such a suspension of commitment will be to exclude the affected month(s) from all calculations affecting the CUSTOMER's commitments and to extend the term of this Agreement by the same number of months. CUSTOMER must provide notice to AT&T of the force majeure condition giving rise to the right to suspend commitments within 30 days after its occurrence.

16. Indemnification. CUSTOMER shall indemnify, defend, and hold harmless AT&T and its Affiliates, directors, officers, employees, agents, successors and assigns from any and all claims, damages and expenses whatsoever (including reasonable attorneys' fees) arising on account of or in connection with CUSTOMER's use, resale or sharing of the Services, including but not limited to:
(a) claims for libel, slander, invasion of privacy; (b) claims for infringement of copyright arising from any communication using the Services; (c) claims arising from any failure, breakdown, interruption or deterioration of service provided by AT&T to CUSTOMER or by CUSTOMER to End Users or Intermediate Providers; (d) claims arising from CUSTOMER's marketing efforts; and (e) claims of patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. AT&T shall indemnify, defend, and hold harmless CUSTOMER and its Affiliates, directors, officers, employees, agents, successors and assigns from all claims of patent infringement arising solely from the use of the Services. CUSTOMER's indemnification obligations do not apply to claims for damages to real or tangible personal property or for bodily injury or death negligently caused by AT&T.

17. Use of Marks. Nothing in this Agreement creates in a party any rights in the other party's trade names, trademarks, service marks or any other intellectual property. Either party may use the other party's trade names, trademarks, or service marks only to the extent such use is not prohibited by this Agreement and is


Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

                          GENERAL TERMS AND CONDITIONS

otherwise permitted by law (including but not limited to the Lanham Act). In no event shall either party use or display, in advertising or otherwise, any of the other party's logos, trade dress, trade devices or other indicia of origin, or any confusingly similar logos, trade dress, trade devices or indicia of origin. CUSTOMER will not conduct business under any AT&T corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol that serves to identify and distinguish AT&T from its competitors, or under any confusingly similar corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol. CUSTOMER will not indicate or imply to any other party that CUSTOMER is affiliated with AT&T, that CUSTOMER is authorized by AT&T to sell or provide service to them, that CUSTOMER is providing (or will provide) service to such party jointly or in collaboration or partnership with AT&T, or as the agent of AT&T, or that service provided by CUSTOMER or another carrier is provided by AT&T. Except to the limited extent (if any) as may be required under law, neither CUSTOMER nor an Intermediate Provider shall indicate or imply to any existing or potential End User (or Intermediate Provider) that any portion of the service provided to the End User (or Intermediate Provider) by CUSTOMER or the Intermediate Provider is provided by AT&T or is carried over the AT&T network or AT&T facilities.

18. Relationship of the Parties. The relationship between the parties shall be that of independent contractors and not of principal and agent, employer and employee, franchiser and franchisee, partners or joint venturers. This Agreement does not establish CUSTOMER as a dealer, distributor or franchisee of AT&T, and no fee is being paid to AT&T to enter into this Agreement.

19. Confidential Information Defined. "Confidential Information" consists of the following: all information disclosed by one party or its agent or representative (the "Disclosing Party") to the other party or its agent or representative (the "Receiving Party") in connection with this Agreement regarding the telecommunications needs of CUSTOMER and/or the telecommunications offerings of AT&T, to the extent that (a) for information disclosed in written, graphic or other tangible form, it is designated by appropriate markings to be confidential or proprietary or (b) for information disclosed orally, it is both identified as proprietary or confidential at the time of disclosure and summarized in a writing so marked within 15 business days following the oral disclosure. Notwithstanding the foregoing, all written or oral pricing and contract proposals exchanged between the parties shall be Confidential Information, whether or not so designated. Confidential Information is the property of the Disclosing Party and shall be returned to the Disclosing Party upon request. This Agreement is Confidential Information as to which each party is both a Disclosing Party and a Receiving Party. Information made known to the public by the Disclosing Party or a third party, or previously known to the Receiving Party free of any obligation to keep it confidential, or independently developed by the Receiving Party, shall not be Confidential Information.

20. Confidentiality Obligations. A Receiving Party shall hold all Confidential Information in confidence from the time of disclosure until at least 2 years following the termination of this Agreement. During that period, the Receiving
Party: (a) shall use such Confidential Information only for the purposes of performing this Agreement and using the Services; (b) shall reproduce such Confidential Information only to the extent necessary for such purposes; (c) shall restrict disclosure of such Confidential Information to employees that have a need to know for such purposes; (d) shall advise those employees of the obligations of this Agreement; (e) shall not disclose Confidential Information to any third party without prior written approval of the Disclosing Party except as expressly provided in this Agreement; and (f) shall use at least the same degree of care (in no event less than reasonable care) as it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Confidential Information.

21. Publicity. No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

22. Alternative Dispute Resolution. The parties will attempt to settle any claim for non-payment of charges or recovery of overpayment of charges for the Services (hereinafter a "Billing Dispute"), through good faith negotiations. The parties may agree to submit a Billing Dispute to non-binding mediation. At any time, the party seeking payment may submit a notice of arbitration of a Billing Dispute for arbitration under the United States Arbitration Act pursuant to the terms of this Section and the Non-Administered Arbitration Rules of the CPR Institute for Dispute Resolution ("CPR"), to the extent such rules do not conflict. The Arbitration will be held in New York, New York, or any other location selected by mutual agreement of the parties. The arbitrator shall not have the power to award any damages in excess of the limits set forth in or excluded under the limitations of liability provided in this Agreement. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The arbitrator shall strictly limit discovery to the production of documents directly relevant to the facts alleged in the notices of arbitration and defense. If depositions are required, the arbitrator shall permit each Party to conduct an equal number of depositions (not to exceed five per side), with equal limits on the number of deposition hours for each Party (not to exceed 7 per deposition). If an evidentiary hearing is held, each Party's presentation of its case shall be limited to three (3) days. Requests for temporary injunctive relief may be


Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

                          GENERAL TERMS AND CONDITIONS

submitted to a court of competent jurisdiction if the arbitrator has not yet been appointed, but the arbitrator shall have the authority to modify any injunctive relief granted by such a court. The arbitration award shall be made final within eight months of filing of the notice of arbitration and judgment upon the award may be entered in any court having competent jurisdiction. All participants and the arbitrator shall hold the existence, content and results of mediation and arbitration in confidence, except as necessary to enforce a final settlement agreement or to enforce an arbitration award. Each party shall bear its own expenses and equally share expenses related to the compensation of the arbitrator. The arbitrator's award shall be in writing and shall state the reasons for the award.

23. Time to Bring Claims. Any initial demand for arbitration pursuant to this Agreement, and any legal action arising under this Agreement, must be initiated within two years after the cause of action arises.

24. Notices. All notices under this Agreement shall be in writing and shall be made: (a) by personal delivery; (b) by certified or registered mail, postage prepaid return receipt requested, (c) by overnight delivery, or (d) by facsimile transmission. Notice shall be sent to the individuals identified on the Cover Sheet (at the address and/or fax number designated for notice), or to such other individual, address or fax number as a party may designate by notice to the other party.

25. Equipment. AT&T shall retain title to all of its equipment and facilities used to provide service under this Agreement. CUSTOMER will pay reasonable shipping charges for delivery to CUSTOMER's premises of AT&T equipment used to provide Service under this Agreement. CUSTOMER is liable to AT&T for the replacement cost of any AT&T-provided equipment installed at CUSTOMER's premises in the event of loss of said equipment for any reason, including but not limited to theft.

26. Export Regulations. The parties acknowledge that the Services may be subject to U.S. export laws and regulations. If requested, CUSTOMER will sign assurances and other export-related documents required for AT&T to comply with U.S. export regulations.

27. Quality Monitoring. CUSTOMER authorizes AT&T to monitor and record calls to AT&T concerning the Services for training and quality control purposes.

28. Assignment. This Agreement may not be assigned by either party except that either party may assign its rights or delegate its duties under this Agreement to an Affiliate of that party.

29. No Third Party Beneficiaries. This Agreement does not expressly or implicitly provide any third party (including but not limited to End Users and Intermediate Providers) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

30. Non-Waiver. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

31. Severability. If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall immediately begin negotiations to replace any invalid or unenforceable portions that are essential parts of this Agreement.

32. Survival of Terms. The rights and obligations of either party that by their nature would continue beyond the termination or expiration of this Agreement shall survive termination or expiration of this Agreement. For example, the provisions of this Agreement regarding Confidentiality shall remain in effect for 2 years following termination of this Agreement and the provisions of this Agreement regarding arbitration, use of Marks, indemnification, and/or limitation of liability shall survive termination of this Agreement as to any cause of action arising under the Agreement.

33. Choice of Law. The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement, except to the extent superceded by federal law. The United Nations Convention on Contracts for International Sale of Goods shall not apply.

34. Amendment. No amendment, supplement, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by authorized representatives of both parties.

35. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Services. This Agreement supersedes all prior agreements, proposals, representations, statements or understandings, whether written or oral, concerning the Services or the parties' rights or obligations relating to the Services. Any prior representations, promises, inducements or statements of intent regarding the Services that are not embodied in this Agreement are of no effect.

36. Definitions. The following definitions apply in addition to the definitions set forth elsewhere in this Agreement:

"Affiliate" - any entity that controls, is controlled by or is under common control with a party.

"Content" - information made available, displayed or transmitted in connection with a Service (including information made available by means of an HTML "hot link", a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

                          GENERAL TERMS AND CONDITIONS

"End User" or "User" - the entity that uses the service furnished under this Agreement for its own use, and not for purposes of providing telecommunications services to others.

"Intermediate Provider" - any provider or other intermediary (other than CUSTOMER or its agents or employees) in the sales chain between CUSTOMER and an End User.

"Tariff" - the AT&T Tariffs identified in the Attachments, and the successor documents of general applicability that replace such tariffs in the event of detariffing.

If not otherwise defined, capitalized terms shall be defined as provided in AT&T's Tariffs.


-------------------------- End of Terms and Conditions -------------------------




Confidential                    AT&T PROPRIETARY
                        Use Pursuant to AT&T Instructions

Supplemental Terms and Conditions


                  Supplemental Terms and Conditions Attachment


CUSTOMER Name (Full Legal Name): Swift Communications, Inc.

Date of execution of Agreement:       _________________   (by CUSTOMER)

                                      _________________   (by AT&T)
================================================================================

The General Terms and Conditions of the Agreement are hereby revised as follows:

1.   Section 17 is deleted in its entirety and replaced with the following:

         17S. Use of Marks. Nothing in this Agreement creates in a party any rights in the other party's trade names, trademarks, service marks or any other intellectual property. Either party may use the other party's trade names, trademarks, or service marks only to the extent such use is not prohibited by this Agreement and is otherwise permitted by law (including but not limited to the Lanham Act). In no event shall either party use or display, in advertising or otherwise, any of the other party's logos, trade dress, trade devices or other indicia of origin, or any confusingly similar logos, trade dress, trade devices or indicia of origin. CUSTOMER will not conduct business under any AT&T corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol that serves to identify and distinguish AT&T from its competitors, or under any confusingly similar corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol. CUSTOMER will not indicate or imply to any other party that CUSTOMER is affiliated with AT&T, that CUSTOMER is authorized by AT&T to sell or provide service to them, that CUSTOMER is providing (or will provide) service to such party jointly or in collaboration or partnership with AT&T, or as the agent of AT&T, or that service provided by CUSTOMER or another carrier is provided by AT&T. Except to the limited extent (if any) as may be required under law, neither CUSTOMER nor an Intermediate Provider shall indicate or imply to any existing or potential End User (or Intermediate Provider) that any portion of the service provided to the End User (or Intermediate Provider) by CUSTOMER or the Intermediate Provider is provided by AT&T or is carried over the AT&T network or AT&T facilities. Nothing in this Section 17S is intended to restrict CUSTOMER's rights under a separate Intellectual Property Agreement executed contemporaneously with this Agreement, and in the event of any inconsistency between this Section 17S and the Intellectual Property Agreement, the terms of the Intellectual Property Agreement will prevail.

================================================================================
                                End of Attachment


Confidential               AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Private Line and Satellite                                      Page 1 of 6
Service Terms and Pricing


Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.


      AT&T Private Line and Satellite Service Terms and Pricing Attachment

CUSTOMER Name (Full Legal Name):  Swift Telecommunications, Inc.

Date of execution of Agreement:       _________________   (by CUSTOMER)

                                      _________________   (by AT&T)
================================================================================

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

         A. AT&T Private Line Services. AT&T Private Line Services (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of:

                  1.       AT&T Private Line SONET OC12 Services

                  2.       AT&T ACCUNET(R)SONET T155 Services

                  3.       AT&T ACCUNET Fractional T45 Services

                  4.       AT&T ACCUNET T45 Services

                  5.       AT&T ACCUNET T1.5 Services

                  6.       AT&T ACCUNET Spectrum of Digital Services

                  7.       AT&T DATAPHONE Digital Services

                  8.       International T155 Service - Overseas

                  9.       AT&T International ACCUNET T45 Service-Canada

                  10.      AT&T International ACCUNET T45 Service-Overseas

                  11.      International Full Channel Service - Overseas

                  12.      AT&T International ACCUNET Digital Services



Confidential               AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Private Line and Satellite                                      Page 2 of 6
Service Terms and Pricing


                  13.      AT&T International ACCUNET 2.048 Mbps Service-Mexico

                  14.      AT&T International ACCUNET T1.5 Service-Canada

                  15.      AT&T International ACCUNET T1.5 Service-Mexico

                  16. AT&T International ACCUNET Spectrum of Digital Services-Canada

                  17. AT&T International ACCUNET Spectrum of Digital Services-Mexico

                  18.      AT&T International DATAPHONE Digital Service-Canada

                  19.      AT&T International DATAPHONE Digital Service-Mexico

         B. AT&T 1.544 Mbps Echo Cancellation. AT&T 1.544 Mbps Echo Cancellation is an Office Function providing non-frequency selective echo cancellation in AT&T's central office to improve the quality of an AT&T T1.5 Inter Office Channel used for voice transmissions. Echo cancellation is disruptive to data transmissions, and is only available on an AT&T T1.5 Inter Office Channel that is designated by CUSTOMER for use for voice transmissions.

         C. AT&T Local Channel Services. AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of:

                  1.       ACCUNET T155 Mbps Local Channel Services

                  2.       AT&T TERRESTRIAL 45 Mbps Local Channel Services

                  3.       AT&T TERRESTRIAL 1.544 Mbps Local Channel Services

                  4.       AT&T Digital Data Local Channel Service

                  5.       AT&T ACCUNET Generic Digital Access Services

                  6.       AT&T Voice Grade Local Channel Service

         D. AT&T Satellite Services. AT&T Satellite Services (AT&T Tariff F.C.C. No. 7, as amended from time to time) consisting of AT&T International Satellite Shared Earth Station Service.

         E. AT&T InterSpan(R)Frame Relay Services. AT&T InterSpan Frame Relay Services (AT&T Tariff F.C.C. No. 4, as amended from time to time) consisting of:

                  1.       AT&T InterSpan Frame Relay Service



Confidential               AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Private Line and Satellite                                      Page 3 of 6
Service Terms and Pricing


                  2.       AT&T International InterSpan Frame Relay Service

2. Term. The Term of this Attachment is 36 months. For each service provided under this Attachment, the Term begins on the first day of the first full billing month for the first service provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). Different Services may have different billing cycles, and so the billing months may be staggered. For each service, however, the Term will begin within one month after the Term begins for the first service provided under this Agreement. CUSTOMER may elect to extend the Term for an additional 12 months by providing notice of such election to AT&T at least 60 days prior to the end of the initial Term. The rates, terms and conditions of this Attachment are effective as of the date on which this Attachment is made part of the Agreement (i.e., on the date the Agreement is initially executed by both parties or, if this Attachment is not part of the Agreement as initially executed, on the date the Agreement is thereafter amended to include this Attachment, which date is referred to as the "Effective Date").

3. Minimum Revenue Commitments. The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period.

         A.       Private Line and Satellite Minimum Monthly Revenue Commitment
                  (MMRC)

                  1. The Private Line and Satellite MMRC is [ * ]. Each month of the Term is a Commitment Period.

                  2. The Private Line and Satellite MMRC Eligible Charges consist of [ * ].

         B.       Local Channel MMRC.

                  1. The Local Channel MMRC is [ * ]. Each month of the Term is a Commitment Period.

                  2.       The Local Channel MMRC Eligible Charges consist of [
                           * ].

4. Rates and Charges. The Rates and Charges for the Services provided under this Attachment are [ * ]. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations



Confidential               AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Private Line and Satellite                                      Page 4 of 6
Service Terms and Pricing


         imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning universal service fund ("USF") charges, or other governmental charges or fees imposed in connection with the provision of Services

         A. AT&T Private Line Services. The following monthly recurring charges apply for the listed services [ * ].


                                                                               Fixed Monthly       Per Mile
                                                                                  Charge            Charge
                                                                               (Rate mileage     (Rate mileage
                  Service                                                       100 or less)     more than 100)
                                                                                ------------     --------------

                  AT&T Private Line SONET OC12 Services                                              [  *  ]

                  AT&T ACCUNET SONET T155 Service                                                    [  *  ]

                  AT&T ACCUNET T45 Service                                                           [  *  ]

                  AT&T ACCUNET T1.5 Service                                                          [  *  ]

         B. AT&T 1.544 Mbps Echo Cancellation. When AT&T 1.544 Mbps Echo Cancellation is associated with an AT&T ACCUNET T1.5 IOC, the Monthly Recurring Charge is [ * ].

         C.       AT&T Local Channel Services.

                  1. AT&T ASDS 64 kbps and lower speed. The Monthly Recurring Charges for a Local Channel are as follows:


                                                                                   Monthly Recurring Charge
                                                                                      per Local Channel
                                                                        ---------------------------------------------
                           Speed                      Mileage Band              Fixed                Per Mile
                           ---------------------- --------------------- ---------------------- ----------------------
                           9.6/56/64 Kbps                  0+                   [ * ]                  [ * ]
                           ---------------------- --------------------- ---------------------- ----------------------

5. Discounts. The following monthly discounts are the only discounts for the Services provided under this Attachment.

         A.       AT&T Private Line Services.

                  1. Domestic AT&T Private Line Services. A discount will be applied each month to Monthly Recurring Charges for domestic AT&T Private Line Services, as follows:



Confidential               AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Private Line and Satellite                                      Page 5 of 6
Service Terms and Pricing


                           (a)      [ * ].

                  2. International AT&T Private Line Services. A discount will be applied each month [ * ], as follows:

                           ----------------------------------- -----------------

                           Service                                 Discount
                           ----------------------------------- -----------------
                           [  *  ]o                                  [ * ]
                           ----------------------------------- -----------------
                           [  *  ]                                   [ * ]
                           ----------------------------------- -----------------

         B.       AT&T Satellite Services. [ * ]

         C. Local Channel Services. A discount will be applied each month to [ * ], as follows

                  1.       [ * ].

         D. Frame Relay Services. A [ * ]discount will be applied each month to [ * ].

6. Credits and Waivers. The following credits and waivers are the only credits and waivers that apply to the Services 3 provided under this Attachment. No other promotions, credits or waivers apply.

         A.       [  *  ].

7. Classifications, Practices and Regulations. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

         A. Detariffing. If, during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation.

         B. Definitions. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

8. Termination Charge. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the applicable Tariffs.



Confidential               AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Private Line and Satellite                                      Page 6 of 6
Service Terms and Pricing


         A. If CUSTOMER terminates this Attachment prior to the end of the Term, or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitment(s) for the Commitment Period(s) in which the termination occurs, plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the Term. In addition, CUSTOMER will be billed (1) any other applicable Termination Charges as set forth in this Attachment, and (2) an amount equal to the sum of any credits provided under this Attachment.

================================================================================
                                End of Attachment

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

AT&T Network Connection Service Terms and Pricing


     Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period.

     A.  Minimum Revenue Commitment (MRC).


         1. The MRC for each Commitment Period is as provided in the following chart:

              Commitment Period                                              MRC
              -----------------                                              ---
              Ramp-Up Period                                      not applicable
              Months 1-12 of the Full Service Period                  $3,000,000
              Months 13-24 of the Full Service Period                 $3,000,000
              Months 25-36 of the Full Service Period                 $3,000,000

         2. The MRC Eligible Charges consist of the usage charges and monthly recurring charges for AT&T Network Connection - Outbound Service, AT&T Network Connection - Toll Free Service, AT&T Network Connection Directory Assistance, AT&T Network Connection Administrative Data Connection, and AT&T Network Connection Fraud and Uncollectibles Management Services, after application of all discounts and credits.

4. Rates and Charges. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, or any other governmental entity or authority, concerning (i) compensation of payphone service providers, (ii) universal service fund ("USF") charges, (iii) presubscribed interexchange carrier charges ("PICCs"), or (iv) other governmental charges or fees imposed in connection with the provision of Services, or to reasonably reflect charges or payment obligations imposed on AT&T related to termination of domestic or international calls to mobile numbers.

     A.  AT&T Network Connection - Outbound Service and Toll Free Service.

         1.   Domestic Rates.

              (a) Transport

                  The effective monthly transport rate will be determined each month by applying the applicable transport discount to the Base Transport Rate, based on the amount of "Qualified Usage" (defined below) billed per month. Each transport discount consists of two separate discounts: one discount for calls made during a peak rate period ("Peak Discount") and another discount for calls made during an off-peak rate period ("Off-Peak Discount") (collectively, the "Transport Discount"), as set



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                  forth in the table below. The peak rate applies from 8:00 AM to 5:00 PM, Monday through Friday (excluding the following United States holidays: New Year's Day; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas
                  Day), and the off-peak rate applies for all other time periods. The applicable time period will be determined based on the time at the AT&T Central Office through which the call is originated. When a call occurs in more than one rate period, the rate for each rate period applies to the portion of the call within that rate period. Only one Transport Discount shall be applied to the monthly Base Transport Rate for the entire month's transport usage, and the Transport Discount shall not apply to any other charges. Qualified Usage consists of the total domestic minutes of use for AT&T Network Connection - Outbound Service and AT&T Network Connection Service - Toll Free Service. The Base Transport Rate and Transport Discount are the same for both AT&T Network Connection - Outbound Service and AT&T Network Connection - Toll Free Service.

                          ------------------------------------------------------
                                        Base Transport Rate
                          ------------------------------------------------------
                          [  *  ]                                   $[  *  ]
                          ----------------------------------------- ------------
                          [  *  ]                                   $[  *  ]
                          ----------------------------------------- ------------


                          ------------------------------------------------------
                                        Transport Discount
                          --------------------------------- ----------- --------
                          Qualified Usage (minutes of use)  Peak        Off-Peak
                                                            Discount    Discount
                          --------------------------------- ----------- --------
                          [  *  ]                            [ * ]%      [ * ]%
                          --------------------------------- ----------- --------
                          --------------------------------- ----------- --------
                          [  *  ]                            [ * ]%      [ * ]%
                          --------------------------------- ----------- --------
                          --------------------------------- ----------- --------
                          [  *  ]                            [ * ]%      [ * ]%
                          --------------------------------- ----------- --------

               (b)Access

                  Access charges consist of Monthly Recurring Charges, Usage Rates and a CIC Provisioning Charge.

                  (1) Monthly Recurring Charges. Monthly Recurring Charges apply as provided in the following tables:

                      (A)   AT&T Network Connection - Outbound Service

                            Type of Access                    Trunk Group      Switch Port       M28 Multiplexing
                             Arrangement                         Charge           Charge              Charge
                             -----------                         ------           ------              ------
                                 CIC-based Routing               [ * ]            [ * ]               [ * ]
                                 DTO+                           $[ * ]           $[ * ]**             [ * ]
                                 IXC Access Trunk Group          [ * ]           $[ * ]**             [ * ]***

                            + Monthly Recurring Charges apply under the DTO originating access arrangement for each DS1 in a DTO Access Trunk Group.



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                            ** The Switch Port Charge will be waived if the monthly usage per T1.5 exceeds [ * ].

                           *** M28 Multiplexing Office Function Charges are as provided in [ * ].

                 (B) AT&T Network Connection - Toll Free Service

                                                                Routing
                            Type of Access                    Arrangement      Switch Port       M28 Multiplexing
                            Arrangement                         Charge+           Charge              Charge
                            -----------                         -------           ------              ------
                                 Switched Access                 $[ * ]           [ * ]               [ * ]
                                 Nodal Access                    $[ * ]          $[ * ]**             [ * ]***
                                 Toll Free IXC Access            $[ * ]          $[ * ]**             [ * ]***
                                 Trunk Group

                           + The Routing Arrangement Charge applies per routing arrangement (each Toll Free number must have at least one routing arrangement).

                           ** The Switch Port Charge will be waived if the monthly usage per T1.5 exceeds [ * ].

                           *** M28 Multiplexing Office Function Charges are as
                               provided in [  *  ].

                  (2) Usage Rates. Access Usage Rates are set forth in [ * ]. A separate set of Access Usage Rates apply for each LEC Operating Company Number ("OCN") within each LATA. A per call Database Dip Charge also applies for AT&T Network Connection - Toll Free Service.

                      (A) Access Rate File. Access Usage Rate [ * ]are set forth in the following file (the "Access Rate File"). CUSTOMER acknowledges it has received the Access Rate File from AT&T prior to its execution of this Agreement.

                            ----------------------------------------------------
                                      Access Rate File Name: [  *  ]
                            ----------------------------------------------------

                            Although the rates in the Access Rate File are set forth as per minute rates, the Originating and Terminating Access Usage Rates are billed with an initial period of [ * ] and additional periods of [ * ]. The applicable Usage Rate for the [ * ] will be [ * ], and the applicable Usage Rate for each additional [ * ] will be [ * ].

                      (B) Interstate and Intrastate Rates. [ * ]contain separate interstate and intrastate rates. The intrastate rates apply if the call originates and terminates within the same State; the interstate rates apply if the call originates in one State (or the District of Columbia) and terminates in a domestic location that is not in the same State. The location from which a call originates and terminates will be determined as described in the following table:



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                            ------------------------------------- ------------------------ -------------------------
                                                                        Originating              Terminating
                            Type of Call                             Location based on         Location based on
                            ------------------------------------- ------------------------ -------------------------
                            AT&T Network Connection - Outbound      NPA-NXX associated     NPA-NXX of called number
                            Service (CIC-based Routing)            with originating ANI+
                            ------------------------------------- ------------------------ -------------------------
                            AT&T Network Connection - Outbound      NPA-NXX associated     NPA-NXX of called number
                            Service (DTO)                          with originating ANI+
                            ------------------------------------- ------------------------ -------------------------
                            AT&T Network Connection - Outbound       location of AT&T      NPA-NXX of called number
                            Service (IXC Access Trunk Group)      Central Office through
                                                                   which call originates
                            ------------------------------------- ------------------------ -------------------------
                            AT&T Network Connection - Toll Free     NPA-NXX associated       NPA-NXX of the POTS
                            Service (Switched Access)              with originating ANI+     number at which call
                                                                                                  terminates
                            ------------------------------------- ------------------------ -------------------------
                            AT&T Network Connection - Toll Free     NPA-NXX associated         Location of AT&T
                            Service (Nodal Access)                 with originating ANI+    Central Office through
                                                                                            which call terminates
                            ------------------------------------- ------------------------ -------------------------
                            AT&T Network Connection - Toll Free     NPA-NXX associated         Location of AT&T
                            Service (Toll Free IXC Access Trunk    with originating ANI+    Central Office through
                            Group)                                                          which call terminates
                            ------------------------------------- ------------------------ -------------------------

                            + If ANI is not provided by the originating LEC, the Originating Location will be deemed to be in the same state as the AT&T Central Office through which the call originates.




Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                      (C) Rate Schedules [ * ]. Rate Schedules [ * ]apply as described in the following table:

                           --------------------------------------------------- ------------------ ------------------
                                                                                  Originating        Terminating
                           Service and Access Arrangement                        Access Rates       Access Rates
                           --------------------------------------------------- ------------------ ------------------
                           AT&T Network Connection - Outbound Service                [ * ]              [ * ]
                           (CIC-based Routing)
                           --------------------------------------------------- ------------------ ------------------
                           AT&T Network Connection - Outbound Service (DTO)          [ * ]              [ * ]
                           --------------------------------------------------- ------------------ ------------------
                           AT&T Network Connection - Outbound Service (IXC           [ * ]              [ * ]
                           Access Trunk Group)
                           --------------------------------------------------- ------------------ ------------------
                           AT&T Network Connection - Toll Free Service               [ * ]              [ * ]
                           (Switched Access)
                           --------------------------------------------------- ------------------ ------------------
                           AT&T Network Connection - Toll Free Service               [ * ]              [ * ]
                           (Nodal Access)
                           --------------------------------------------------- ------------------ ------------------
                           AT&T Network Connection - Toll Free Service (Toll         [ * ]              [ * ]
                           Free IXC Access Trunk Group)
                           --------------------------------------------------- ------------------ ------------------

                      (D) Access Usage Rate Adjustments. Rate Schedules [ * ]will be adjusted twice each year, to reflect LEC access rate changes as of January and July. The Access Usage Rate changes will be effective with March and September usage. Supplemental Access Usage Rates may be provided more frequently to introduce new rates (e.g., for new OCNs or in the event of a LATA split or consolidation).

                      (E) Database Dip Charge. A Database Dip Charge of $[ * ] applies for each call completed using the AT&T Network Connection - Toll Free Service.

                  (3) CIC Provisioning Charge. The CIC Provisioning Charge will be a non-recurring charge of $[ * ] per LEC End Office, for each CIC.

              (c) Payphone Use Charge

                  AT&T Network Connection - Toll Free Service calls are subject to a Payphone Use Charge as provided in [ * ]. To the extent CUSTOMER is obligated to pay per call compensation to a payphone provider for calls made using AT&T Network Connection
                  - Toll Free Service, CUSTOMER authorizes AT&T to make such payments on its behalf.



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


              (d) Expedite Charges

                  The following Expedite Charges apply as provided in the AT&T Network Connection Platform Service Description Attachment.

                  ------------------------------------------------------------------------- -------------------------
                  Type of Expedited Order                                                       Expedite Charge
                  ------------------------------------------------------------------------- -------------------------
                  AT&T Network Connection-Toll Free Order to add a new toll free number              $[ * ]
                  under a Switched Access arrangement (with no Advanced Features)
                  ------------------------------------------------------------------------- -------------------------
                  AT&T Network Connection-Toll Free Order to add, change or delete a                 $[ * ]
                  secondary toll free number under a Nodal Access or Toll Free
                  IXC Access Trunk Group arrangement (with no Advanced Features)
                  ------------------------------------------------------------------------- -------------------------
                  AT&T Network Connection-Toll Free Order to add a new Nodal Access or               $[ * ]
                  Toll Free IXC Access Trunk Group arrangement (with no Advanced Features)
                  ------------------------------------------------------------------------- -------------------------
                  AT&T Network Connection-Toll Free Order to add new Advanced Features,              $[ * ]
                  or to change or delete Advanced Features
                  ------------------------------------------------------------------------- -------------------------

         2.   International Rates.

              (a) International Rate Adjustments

                  AT&T may adjust the Usage Rates for international AT&T Network Connection - Outbound Service or international AT&T Network Connection - Toll Free Service upon 7 days' written notice to CUSTOMER. Such adjustments may include introduction of separate rates for different types of calls (such as calls to foreign mobile telephone numbers or international audiotext calls) and new rates for new countries.

              (b) AT&T Network Connection - Outbound Service

                  (1) Originating Access

                      The charges for originating access for international AT&T Network Connection - Outbound Service are the same as the charges for originating access for domestic AT&T Network Connection - Outbound Service.

                  (2) Transport and Termination

                      The transport and termination Usage Rates for international AT&T Network Connection - Outbound Service are set forth in the following charts as [ * ]. For all countries except Mexico, the rate [ * ] will be [ * ] and the rate for [ * ] will be [ * ]. For Mexico: (1) the [ * ]rate applies for [ * ], (2) the standard rate applies from 7:00 AM to 7:00 PM, for all days of the week




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                      including holidays, and the economy rate applies for all
                      other time periods, and (3) when a call spans more than one rate period, the rate applicable for the period in which the call originated applies to the entire duration of the call. A separate Usage Rate may apply when AT&T Network Connection - Outbound Service is used to call a foreign mobile telephone number or to make an international audiotext call.

                      ----------------------------------------------------------
                      [  *  ]                                [ * ]
                      ----------------------------------------------------------
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                      ----------------------------------------------------------


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                      Use Pursuant to Company Instructions

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

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

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

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

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Confidential                AT&T/CUSTOMER PROPRIETARY
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

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Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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Confidential                AT&T/CUSTOMER PROPRIETARY
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

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

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Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                      ----------------------------------------------------------
                      [  *  ]                                [ * ]
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                      ----------------------------------------------------------

              (c) AT&T Network Connection - Toll Free Service

                  The Usage Rates for AT&T Network Connection - Toll Free Service are set forth in the following chart as [ * ]. The applicable rate varies based on whether the terminating access arrangement is switched access, nodal access, or Toll Free IXC Trunk Group Access (the latter two are referred to in the following Rate Table as "Dedicated"). The rate for [ * ] will be [ * ] and the rate for [ * ] will be [ * ]. For Mexico, (1) the standard rate applies from 7:00 AM to 6:59 PM, for all days of the week including holidays, and the economy rate applies for all other time periods, and (2) the applicable rate varies by Service Area (M1, M2, M3, or M4) as [ * ].

                  --------------------------------------------------------------
                  Country                             Switched      Dedicated
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
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                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                  --------------------------------------------------------------
                  Country                             Switched      Dedicated
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
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Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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                  --------------------------------------------------------------
                  Country                             Switched      Dedicated
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
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                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                  --------------------------------------------------------------
                  Country                             Switched      Dedicated
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                  --------------------------------------------------------------
                  Country                             Switched      Dedicated
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------
                  [  *  ]                              [ * ]          [ * ]
                  --------------------------------------------------------------


         3.   AT&T Network Connection - Toll Free Service Features

              (a) Basic Routing Features.

                  The AT&T Network Connection - Toll Free Basic Routing Features, as described in the AT&T Network Connection Platform attachment, are [ * ].

              (b) Advanced Features.

                  The rates for AT&T Network Connection - Toll Free Advanced Features, as described in the AT&T Network Connection Platform attachment, are [ * ].

4.       AT&T Network Connection - Outbound Features

              (a) Call Processing Features

                  The charges for Call Processing Features consist of a Non-recurring Installation Charge, a Usage Charge, and Monthly Recurring Charges. The Non-recurring Installation Charge for Call Processing Features is $[ * ] per [ * ]. The Usage Charge for Call Processing Features is $[ * ] for each [ * ]. The Monthly Recurring Charge for Monthly ANI Database Storage is $[ * ].

              (c) AT&T Network Connection - 700 PIC Verification

                  The charges for AT&T Network Connection - 700 PIC Verification consist of a Usage Charge, a Non-recurring Recording Charge, and Monthly Recurring Storage Charges. The Usage Charge for AT&T Network Connection - 700 PIC Verification is $[ * ]. The Non-recurring Recording Charge for AT&T Network Connection - 700 PIC Verification is $[ * ]. The Monthly Recurring Storage Charges vary based on [ * ], as set forth below.



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


         ------------------------------------------------------------------------------------------------------------
                                 [ * ]                               1         2          3          4          5
         ------------------------------------------------------------------------------------------------------------

         Storage Charge [  *  ]                                  $[  *  ]   [  *  ]    [  *  ]    [  *  ]    [  *  ]
         ------------------------------------------------------------------------------------------------------------

     B.  AT&T Network Connection - Directory Assistance Service.

         The service charge for AT&T Network Connection - Directory Assistance Service is $[ * ], in addition to [ * ].

     C.  AT&T Network Connection - Administrative Data Connection.

         The monthly recurring charge for AT&T Network Connection - Administrative Data Connection is $[ * ].

     D.  AT&T Network Connection - Fraud and Uncollectibles Management Service.

         1. Monthly Recurring Charge. The monthly recurring charge for AT&T Network Connection - Fraud and Uncollectibles Management Service varies based on which of the following options CUSTOMER orders.

              (a) Option A. AT&T Network Connection - Fraud and Uncollectibles
                  Management Service Option A consists of the following capabilities. The Monthly Recurring Charge for AT&T Network Connection - Fraud and Uncollectibles Management Service Option A is $[ * ].

                  1.  Fraud Notification Service;

                  2.  Fraud Call Records Feed;

                  3.  Fraud Call Records Data Warehouse;

                  4.  Call Denial & Restoral Services- Outbound;

                  5.  AT&T Call Denial & Restoral Service- Toll Free; and

                  6.  Dial Around Blocking

              (b) Option B. AT&T Network Connection - Fraud and Uncollectibles
                  Management Service Option B consists of the following capabilities. The Monthly Recurring Charge for AT&T Network Connection - Fraud and Uncollectibles Management Service Option B is $[ * ].

                  1.  Fraud Notification Service;

                  2.  Fraud Call Records Feed;




Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


                  3.  Call Denial & Restoral Services- Outbound;


                  4.  AT&T Call Denial & Restoral Service- Toll Free; and


                  5.  Dial Around Blocking

              (c) Option C. AT&T Network Connection - Fraud and Uncollectibles
                  Management Service Option C consists of the following capabilities. The Monthly Recurring Charge for AT&T Network Connection - Fraud and Uncollectibles Management Service Option C is $[ * ].

                  1.  Fraud Notification Service;

                  2.  Fraud Call Records Data Warehouse;

                  3.  Call Denial & Restoral Services- Outbound;

                  4.  AT&T Call Denial & Restoral Service- Toll Free; and

                  5.  Dial Around Blocking

              (d) Option D. AT&T Network Connection - Fraud and Uncollectibles
                  Management Service Option D consists of the following capabilities. The Monthly Recurring Charge for AT&T Network Connection - Fraud and Uncollectibles Management Service Option D is $[ * ].

                  1.  Fraud Notification Service;

                  2.  Call Denial & Restoral Services- Outbound;

                  3.  AT&T Call Denial & Restoral Service- Toll Free; and

                  4.  Dial Around Blocking

         2. AT&T Network Connection - Administrative Data Connection Monthly Recurring Charge [ * ]. [ * ].

         3.   Other Charges

              The price for processing facsimile call denial/restoral requests is $[ * ].

     E.  Universal Connectivity Charge.

         AT&T Network Connection Services are subject to [  *  ].

5. Monitoring Conditions. CUSTOMER must satisfy the following Monitoring Conditions which will be monitored as of each anniversary of the Term Start Date. Unless otherwise specified below, the Monitoring Period consists of the 12 months immediately preceding the



Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Service Terms and Pricing


     anniversary of the Term Start Date. If CUSTOMER fails to satisfy any of the following Monitoring Conditions during any Monitoring Period, CUSTOMER will pay a Non-compliance Charge as specified.

     A.  [  *  ].


     B.  [  *  ].


6.   Classifications, Practices and Regulations

     A. Detariffing. If during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation.

7.   Termination Charge.

     A. If CUSTOMER terminates this Attachment prior to the end of the Term, or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitment(s) for the Commitment Period(s) in which the termination occurs, plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the Term. In addition, CUSTOMER will be billed an amount equal to the sum of any credits provided under this Attachment.

================================================================================
                                End of Attachment




Confidential                AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                        AT&T NETWORK CONNECTION PLATFORM

This Attachment describes the various component services that comprise the AT&T Network Connection Platform. The only services provided under this Agreement are those identified as services provided in the Service Terms and Pricing Attachment. AT&T Network Connection Services are not interoperable with any AT&T tariffed services, features or capabilities, except to the extent as may be expressly set forth in this Agreement.

                             1. SERVICE DESCRIPTIONS

1.1.     AT&T Network Connection - Outbound Service

AT&T Network Connection - Outbound Service is an outbound long distance service that provides unbranded transport of domestic and international calls. AT&T Network Connection - Outbound Service calls are dialed and completed without the assistance of an AT&T operator, and do not include calling card calls, person-to-person calls, collect calls, third-number billed calls, conference calls, and calls to 500, 700 (except to the extent provided in this Attachment), 800, 8yy, 900 or other special Service Area Codes.

         (a)      Domestic AT&T Network Connection - Outbound Service Rate
                  Components

         Domestic AT&T Network Connection - Outbound Service has an unbundled rate structure with separate rate components for originating access, transport and terminating access.

                  (1)      Originating Access

                  There are four arrangements available for originating access:
                  Carrier Identification Code (CIC)-based routing, Dedicated Trunk Sub-group Option




Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                  (DTO), IXC Access Trunk Group, and Nodal Access. Originating Access Usage Rates apply for the CIC-based routing and DTO access arrangements.

                           (A)      CIC-based routing

                           In a CIC-based routing arrangement, calls are originated by CUSTOMER's End Users using a CIC designated by CUSTOMER and accepted by AT&T as the "Authorized CUSTOMER CIC" (either on a 1+ basis using a switched access line presubscribed to the Authorized CUSTOMER CIC or on a casual calling basis using the 101XXXX carrier access code associated with an Authorized CUSTOMER CIC), and are routed by the Local Exchange Carrier ("LEC") from the LEC end office or access tandem to the AT&T Central Office** over AT&T's Feature Group D access trunk group. CIC-based routing is available only in LEC serving areas in which the LEC offers the Carrier Identification Parameter ("CIP") feature.

                           (1) AT&T is responsible for activating the Authorized CUSTOMER CIC in all LEC End Offices designated by CUSTOMER. CUSTOMER will cooperate with AT&T in developing and executing the implementation project plan, including but not limited to acceptance and confirmation of test calls initiated from each End Office. A CIC Provisioning Charge will apply on a per


------------------------

        ** As used in this Agreement, an "AT&T Central Office" is an AT&T Central Office in one of the forty-eight contiguous United States or the District of Columbia which AT&T designates for AT&T Network Connection capability.



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                                    CIC, per End Office basis as provided in the Service Terms and Pricing Attachment.

                           (2) Originating Access Usage Rates are as provided in the Service Terms and Pricing Attachment.

                           (B)      Dedicated Trunk Sub-group Option (DTO)
                           In a DTO arrangement, calls are originated by CUSTOMER End Users using the Authorized CUSTOMER CIC (either on a 1+ basis using a switched access line presubscribed to the Authorized CUSTOMER CIC or on a casual calling basis using the 101XXXX carrier access code associated with the Authorized CUSTOMER CIC), and are routed by the LEC from the LEC end office or access tandem to the AT&T Central Office over a Feature Group D access trunk group dedicated for the use of CUSTOMER. The minimum trunk group size allowed for a DTO access trunk group is 24 trunks (one DS1), and all trunk groups must be engineered in multiples of 24 trunks. Trunk Sub-Group (TSG) characteristics at AT&T's switch will be used to identify the traffic as CUSTOMER traffic. A monthly Trunk Group Charge and a monthly Switch Port Charge applies for each DS1 in a DTO access trunk group, as provided in the Service Terms and Pricing Attachment. Originating Access Usage Rates are as provided in the Service Terms and Pricing Attachment. A CIC Provisioning Charge will apply on a per CIC, per End Office basis as provided in the Service Terms and Pricing Attachment. The DTO access arrangement is required in lieu of CIC-based routing in




Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                           LEC serving areas in which the LEC does not offer the CIP feature from all end offices associated with the access tandem. If the CIP feature becomes available from all end offices associated with a DTO access trunk group, CUSTOMER will cooperate with AT&T to convert the DTO access arrangement to a CIC-based routing arrangement within 60 days after AT&T's request.

                           (C) IXC Access Trunk Group

                           An IXC Access Trunk Group is a Feature Group D trunk group (or an alternative type of trunk group acceptable to AT&T) between a CUSTOMER IXC Switch+ and an AT&T Point of Presence ("POP") that supports Feature Group D trunk group connections. The trunk group may consist of one or more direct DS1 dedicated access facilities, or one or more direct DS3 dedicated access facilities with the associated AT&T


------------------------

         + As used in this Attachment, a "CUSTOMER IXC Switch" is a telecommunications switch that (1) is owned and operated by CUSTOMER, (2) is viewed by AT&T as an Access Tandem, (3) is used predominantly to provide switched telecommunications services on a common carrier basis, and (4) utilizes signaling that adheres to all applicable standards and requirements as described in the following references:

              (a) for common channel signaling, all applicable standards and requirements (specifically including delivery of Charge Number, Calling Party Number and Originating Line Information parameters) set forth in (i) Bellcore GR-905-CORE, "Common Channel Signaling Network Interface Specification", (ii) ANSI T1.111-1996, "American National Standard for Telecommunications-Signaling System No.7 (SS7)-Message Transfer Part (MTP)", and (iii) ANSI T1.113-1995, "American National Standard for Telecommunications-SS7-ISDN User Part"; and

              (b) for either common channel signaling or EAMF signaling, all applicable standards and requirements set forth in Bellcore GR-690-CORE, "Exchange Access Interconnection FSD 20-24-0000".



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                           M28 Multiplexing Office Function. CUSTOMER is responsible for all charges associated with the origination of the call, from the calling party to the CUSTOMER IXC Switch. CUSTOMER is responsible for obtaining the direct DS1/DS3 dedicated access facilities from a local access provider, at its own expense. CUSTOMER is responsible for Switch Port Charges and (for a DS3 facility only) M28 Multiplexing Office Function charges as described in the Service Terms and Pricing Attachment.

                           (D) Nodal Access

                           In a Nodal Access arrangement, calls are originated by CUSTOMER's End Users using a 1.544 Mbps dedicated access facility, or a 44.736 Mbps dedicated access facility with an associated AT&T M28 Multiplexing Office Function, between the End User's premises and the AT&T Central Office. The same access facility can be used to provide terminating Nodal Access for AT&T Network Connection - Toll Free Service. CUSTOMER is responsible for all charges associated with the Nodal Access arrangement. If CUSTOMER obtains the dedicated access facility from AT&T, the applicable AT&T charges include the Local Channel, Access Connection, M28 Multiplexing Office Function and Access Coordination Function charges. If CUSTOMER does not obtain the dedicated access facility from AT&T, the applicable AT&T charges include the Access Connection and M28 Multiplexing Office Function charges. There is no originating access usage rate associated with a Nodal Access arrangement.



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment

                  (2)      Transport

                  AT&T will transport the call from the AT&T Central Office at which the call originated to the AT&T Central Office through which the call will be routed to the remote LEC for termination. The Transport Usage Rates are as described in the Service Terms and Pricing Attachment.

                  (3)      Terminating Access

                  AT&T will deliver the call to the remote LEC for termination to the called party. The Terminating Access Rates are as described in the Service Terms and Pricing Attachment.

         (b) International AT&T Network Connection - Outbound Service Rate Components

         International AT&T Network Connection - Outbound Service has a bundled rate structure for transport and termination. The rates are as described in the Service Terms and Pricing Attachment. Originating access for international AT&T Network Connection - Outbound Service calls is provided in the same way, and CUSTOMER pays the same rates, as originating access for domestic AT&T Network Connection - Outbound Service calls.

         (c)      AT&T Network Connection - Outbound Features

                  (1)      Call Processing Features

                  AT&T Network Connection - Outbound Service Call Processing Features consist of Call Screening and Blocking and Account Codes. CUSTOMER may order a maximum of ten Feature Sets. A Feature Set can support Call Screening and Blocking only, Account Codes only, or both Call Screening and Blocking and Account Codes. Additional restrictions may apply with respect to Call Processing



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                  Features as described in more detailed feature descriptions and administrative material provided by AT&T from time-to-time. CUSTOMER is responsible for provisioning and managing ANI-specific information for Call Processing Features using an on-line web-based information management system. Charges for AT&T Network Connection - Outbound Service Call Processing Features are as described in the Service Terms and Pricing Attachment.

                           (A)      Call Screening and Blocking

                           Call Screening and Blocking restricts the ability to place an AT&T Network Connection - Outbound Service call from an ANI designated by CUSTOMER, so calls cannot be made (for Call Blocking) or can only be made (for Call Screening) to NPAs and/or Country codes designated by CUSTOMER for that ANI, based on selected time intervals. These features are currently planned to be available three months after AT&T identifies a customer suitable for participation in an Operational Readiness Test ("ORT"), and (2) successfully completes the ORT.

                           (B)      Account Codes

                           Account Codes allow billed call charges to be tracked for a specified ANI(s) based on the variable length Account Code input when a call is originated. The calling party must enter a series of digits within a length range determined by AT&T (currently 1-15 digits) before placing a call. The Account Code will be included in the Call Detail Record associated with the call, but will not be verified.

                  (2)      AT&T Network Connection - 700 PIC Verification



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                  AT&T Network Connection - 700 PIC Verification provides branded carrier identification announcements when dialed from a switched access telephone number associated with an Authorized CUSTOMER CIC. Dialing 1-700-555-4141 (or such other number designated by AT&T in accordance with industry standards) provides an announcement of the Long Distance Service Provider associated with the number from which the call is made; dialing 1-NPA-700-4141 (or such other number designated by AT&T in accordance with industry standards) provides an announcement of the Local Toll Service Provider associated with the number from which the call is made. The announcement pairs will be recorded by AT&T in a standard format (marketing messages are not permitted). There can only be one announcement pair for each CIC, but more than one CIC may be associated with the same announcement pair. The maximum number of announcement pairs is five. Charges for AT&T Network Connection - 700 PIC Verification are as described in the Service Terms and Pricing Attachment.

1.2.     AT&T Network Connection - Directory Assistance Service

AT&T Network Connection - Directory Assistance Service provides unbranded domestic directory assistance for calls placed over switched access lines presubscribed to an Authorized CUSTOMER CIC, by dialing 1-NPA-555-1212 (where "NPA" is the area code for the telephone number being sought). A Directory Assistance agent will provide the telephone number



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


associated with a name and address supplied by the caller, if available, for up to two directory assistance lookups per call, for locations in the U.S. Mainland and Hawaii. AT&T Network Connection - Directory Assistance Service does not include toll free directory assistance. CUSTOMER will be responsible for:

         (a) The LEC originating access charges and AT&T charges associated with delivery of the AT&T Network Connection - Outbound Service call into the AT&T Network Connection - Directory Assistance Service platform (terminating access charges do not apply); and

         (b) The per call service charge associated with providing AT&T Network Connection - Directory Assistance Service, as described in the Service Terms and Pricing Attachment.

1.3.     AT&T Network Connection - Toll Free Service

AT&T Network Connection - Toll Free Service is an inbound long distance service that provides domestic toll free calling (using toll free prefixes 800, 888 and other toll free 8yy Service Area Codes) from domestic Service Areas (as defined in AT&T Tariff F.C.C. No. 2, Section 5), which encompass all NPAs within the Mainland, Alaska, Hawaii, Guam, the Commonwealth of the Northern Mariana Islands ("CNMI"), Puerto Rico and the U.S. Virgin Islands, to domestic Service Areas (other than Alaska), and international toll free calling from other countries (identified in the Service Terms and Pricing Attachment) to locations in domestic Service Areas (other than Alaska). AT&T Network Connection - Toll Free Service calls are dialed and completed without the assistance of an AT&T operator, and do not include calling card calls, person-to-person calls, collect calls, third-number billed calls, conference calls, and calls to 500, 700, 900 or other special Service Area Codes. AT&T Network Connection - Toll Free Service



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


rates and charges apply to calls completed from the Service Area(s) or NPA(s) selected by CUSTOMER. Inbound calls to specific Toll Free Numbers can be blocked from points outside the selected Service Areas and/or NPAs as designated by CUSTOMER in accordance with AT&T's standard procedures. AT&T Network Connection
- Toll Free Service does not include the Responsible Organization ("Resp Org") function; CUSTOMER must perform, or arrange for a third party to perform, the Resp Org function.

         (a)      Domestic AT&T Network Connection - Toll Free Service Rate
                  Components

         Domestic AT&T Network Connection - Toll Free Service has an unbundled rate structure with separate rate components for originating access, transport, terminating access and a database dip. In addition, a monthly recurring charge applies for each routing arrangement, as described in the Service Terms and Pricing attachment. (Each AT&T Network Connection Toll Free Number must have at least one routing arrangement.)

                  (1)      Originating Access

                  AT&T will accept the call from the originating LEC via switched originating access. The originating access rates are described in the Service Terms and Pricing Attachment.

                  (2)      Transport

                  AT&T will transport the call from the AT&T Central Office at which the call originated to the AT&T Central Office through which the call will be routed to the remote LEC for termination. The Transport Usage Rates are as described in the Service Terms and Pricing Attachment.

                  (3)      Terminating Access



Confidential                    AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform
Service Description Attachment


                  There are three arrangements available for terminating access:
                  Switched Access, Nodal Access, and IXC Toll Free Access Trunk Connection.

                           (A)      Switched Access

                           In a Switched Access arrangement, AT&T will deliver the call to the remote LEC for termination to the called party via switched terminating access. The terminating switched access rates are described in the Service Terms and Pricing Attachment.

                           (B)      Nodal

                           Access In a Nodal Access arrangement, CUSTOMER provides a 1.544 Mbps dedicated access facility, or a
                           44.736 Mbps dedicated access facility with an associated AT&T M28 Multiplexing Office Function, between an AT&T Central Office and an End User location. The same access facility can be used to provide originating Nodal Access for AT&T Network Connection - Outbound Service. CUSTOMER is responsible for all charges associated with the Nodal Access arrangement. If CUSTOMER obtains the dedicated access facility from AT&T, the applicable AT&T charges include the Local Channel, Access Connection, M28 Multiplexing Office Function and Access Coordination Function charges. If CUSTOMER does not obtain the dedicated access facility from AT&T, the applicable AT&T charges include the Access Connection and M28 Multiplexing Office Function charges. There is no terminating access usage rate associated with a Nodal Access arrangement.


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                           (C)      Toll Free IXC Access Trunk Group

                           A Toll Free IXC Access Trunk Group is a trunk group between a CUSTOMER IXC Switch and an AT&T POP that supports DS1/DS3 service. The trunk group may consist of one or more direct DS1 dedicated access facilities, or one or more direct DS3 dedicated access facilities with an associated AT&T M28 Multiplexing Office Function. AT&T will deliver the call with SS7 signaling or EAMF signaling via the dedicated access facility to the CUSTOMER IXC Switch, for termination to the called party by CUSTOMER. CUSTOMER is responsible for all charges associated with the termination of the call, from the CUSTOMER IXC Switch to the called party. CUSTOMER is responsible for obtaining the direct DS1/DS3 dedicated access facility from a local access provider, at its own expense. CUSTOMER is responsible for Switch Port Charges and (for a DS3 facility only) M28 Multiplexing Office Function charges as described in the Service Terms and Pricing Attachment.

                  (4)      Database Dip

                  A database dip charge will apply for each completed call, as described in the Service Terms and Pricing Attachment

         (b) International AT&T Network Connection - Toll Free Service Rate Components

         International AT&T Network Connection - Toll Free Service has a bundled rate structure, with rates determined based on whether the call terminates over dedicated access or switched access. The rates are as described in the Service Terms and Pricing Attachment. The procurement of foreign toll-free telephone numbers (also known as freephone


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         numbers) are subject to the regulations set forth in AT&T Tariff F.C.C.
         No. 2, Section 2.1.10, as amended from time to time. International AT&T Network Connection - Toll Free Service is not available for termination over a Toll Free IXC Access Trunk Group, except for call originating in Canada.

         (c)      AT&T Network Connection - Toll Free Features

         The AT&T Network Connection - Toll Free Features consist of the Basic Routing Features and the Advanced Features described in this Service Description. The service descriptions and availability of AT&T Network Connection - Toll Free Features may be modified from time to time by AT&T to be consistent with changes made for similar features provided by AT&T under AT&T Tariff F.C.C. No. 2 (or under a generally available successor to that tariff) by providing written notice of such modifications to CUSTOMER. Feature interoperability limitations (i.e., limitations as to which features can be used in combination with other features) will always apply and will be consistent with the limitations specified for similar features as specified in AT&T Tariff F.C.C. No. 2 (or in a generally available successor to that tariff). AT&T Network Connection - Toll Free Features are only available for use in conjunction with AT&T Network Connection - Toll Free Service and are not available as a stand alone offer or for use in conjunction with other toll free services.

                  (1)      AT&T Network Connection - Toll Free Basic Routing
                           Features

                  AT&T Network Connection - Toll Free Basic Routing Features permit various controls over the routing of calls to a specified toll free number. The degree of control over call routing depends on the particular combination of features used. The Basic Routing Features described in this Section allow CUSTOMER to route



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                  calls to specific locations based on CUSTOMER defined
                  parameters (geographic routing, point in time routing and percent allocation), and are bundled into the AT&T Network Connection Toll Free Service with no additional usage or monthly recurring charges.

                           (A)      Toll Free Area Code Routing

                           Toll Free Area Code Routing permits CUSTOMER to define routing of calls based on the originating NPA.

                           (B)      Toll Free Exchange Routing Toll Free
                                    Exchange

                           Routing permits CUSTOMER to define the routing of calls from all NXXs in specified NPAs. NXXs cannot be divided or split-up for routing purposes. In order to perform Toll Free Exchange Routing, originating calls must forward Automatic Number Identification (ANI). Toll Free Exchange Routing cannot be used in conjunction with calls originating outside the United States, or from Puerto Rico, the U.S. Virgin Islands, Guam, or the Commonwealth of the Northern Mariana Islands (including Saipan).

                           (C)      Toll Free Caller Recognition Routing

                           Toll Free Caller Recognition Routing permits CUSTOMER to define routing of calls based upon the calling party's originating 10-digit ANI. In order to perform Toll Free Caller Recognition Routing, originating calls must forward ANI. Toll Free Caller Recognition Routing cannot be used in conjunction with calls originating outside the United States, or from



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                           Puerto Rico, the U.S. Virgin Islands, Guam, or the
                           Commonwealth of the Northern Mariana Islands
                           (including Saipan).

                           (D)      Toll Free Time Manager

                                    Toll Free Time Manager permits CUSTOMER to
                           have calls to the same Toll Free telephone number routed differently during different time intervals throughout a day, according to a schedule established by CUSTOMER. The time schedule established by CUSTOMER will follow the national observance of Daylight Savings Time with one-hour clock changes in Spring and Fall. The schedule established must include the entire 24 hour day and may be established in time intervals of five minutes.

                           (E)      Toll Free Day Manager

                           Toll Free Day Manager permits CUSTOMER to have calls to the same Toll Free number routed differently based on the day of the week the call is made, according to a schedule established by CUSTOMER. For this provision, a day begins at 1 second after midnight. All schedules established will follow the national observance of Daylight Savings Time with one-hour clock changes in Spring and Fall. The schedule established applies to all weeks in the year.

                  (2)      AT&T Network Connection - Toll Free Advanced Features

                  AT&T Network Connection - Toll Free Advanced Features consist of Control Features, Announcement Features, and Call Redirection Features. The charges applicable to AT&T Network Connection Toll Free Advanced Features are described in the Service Terms and Pricing Attachment.



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                           (A)      Toll Free Control Features (Routing on
                                    Demand)

                                    (1)     Toll Free Select Routing

                                    Toll Free Select Routing allows CUSTOMER to set up and store up to six alternate routing plans (one active, five pending) per Toll Free number. CUSTOMER establishes which routing plan is active (i.e., actually in use for call processing) and which are pending for future use. At any time one of the plans must be active and the others held in reserve. The following conditions apply:

                                            o    Additions, changes and
                                                 deletions of Toll Free Select
                                                 Routing plans require a service
                                                 order.

                                            o    CUSTOMER's requests for Select
                                                 Routing plan activation may be
                                                 made through AT&T Wholesale
                                                 Markets Customer Care personnel
                                                 on a demand basis or scheduled
                                                 for a specific date and time. A
                                                 non-recurring charge applies
                                                 for each Select Routing plan
                                                 activation occurrence performed
                                                 by AT&T personnel.

                                            o    For regular maintenance
                                                 purposes, there will be a time
                                                 period of approximately 15
                                                 minutes Monday through
                                                 Saturday, and four hours on
                                                 Sunday, during which Select
                                                 Routing cannot be used.

                                    (2)     Toll Free Quick Call Allocator

                                    Toll Free Quick Call Allocator permits
                                    CUSTOMER to have calls to the same Toll Free telephone number apportioned to two or


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                                    more routing alternatives based upon
                                    distribution percentages selected by
                                    CUSTOMER. For each application of this
                                    feature, the percentages must be integers and must total 100%.

                                    (3)     Toll Free Next Available Agent
                                            Routing Maximum Calls Allowed

                                    Toll Free Next Available Agent Routing
                                    allows CUSTOMER to specify a sequence of terminations within a Routing Plan to which calls can be routed if the primary terminations are busy or unable to answer the calls (available only with domestic AT&T Network Connection - Toll Free Service). Maximum Calls Allowed represents the maximum number of calls allowed to complete at the termination. Maximum Calls Allowed value changes can be made with Routing on Demand.

                                    (4)     Toll Free Network Queuing Maximum
                                            Calls In Queue

                                    Toll Free Network Queuing allows a call to be held in a Network Queue until a termination served by the Queue becomes available (available only with domestic AT&T Network Connection - Toll Free Service). Maximum Calls In Queue value changes can be made with Routing on Demand.

                           (B)      Toll Free Announcement Features

                                    (1)     Toll Free Call Prompter

                                    This feature is a network announcement
                                    feature which permits CUSTOMER to have calls to a specific Toll Free telephone



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                                    number routed to one or one of several
                                    routing alternatives and directs the caller to input prompted digit(s) or a preset specified code which will route the call to the appropriate routing alternative. Each routing alternative may be assigned up to 1,023 distinct codes. Call Prompter is available for calls originating from all areas served by the AT&T Network Connection
                                    - Toll Free Service, except for those
                                    countries using C6 Signaling. The following conditions apply:

                                            o    A code may not exceed 15
                                                 digits.

                                            o    CUSTOMER must specify a default
                                                 routing alternative for callers
                                                 who input undesignated
                                                 digits/codes or do not input a
                                                 digit/code.

                                            o    The prompting announcement is
                                                 designed for network routing
                                                 and AT&T does not provide, in
                                                 the prompting announcement,
                                                 media-related information or
                                                 service, other than network
                                                 routing functions.

                                            o    The announcement can be no
                                                 longer than four minutes.

                                    (2)     Toll Free Speech Recognition

                                    This feature is a network announcement
                                    feature which permits CUSTOMER to have calls to a specific Toll Free telephone number routed to one or one of several routing alternatives by allowing the caller to verbally, or by a preset specified code, input a prompted digit that will route the call to the appropriate routing


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                                    alternative. Speech Recognition is available
                                    for calls originating from all areas served by the AT&T Network Connection - Toll Free Service, except for those countries using C6 Signaling. The following conditions apply:

                                            o    Toll Free Speech Recognition
                                                 recognizes single spoken or
                                                 touch tone digits one through
                                                 nine.

                                            o    CUSTOMER must specify a default
                                                 routing alternative for callers
                                                 who input undesignated digit(s)
                                                 or do not input a digit.

                                            o    The prompting announcement is
                                                 designed for network routing
                                                 and AT&T does not provide, in
                                                 the prompting announcement,
                                                 media-related information or
                                                 service, other than network
                                                 routing functions.

                                            o    The announcement can be no
                                                 longer than four minutes.

                                    (3)     Toll Free Courtesy Response

                                    This feature permits CUSTOMER to have calls to a specific Toll Free telephone number routed to a terminating intercept announcement provided by AT&T in order to assist in the completion of calls. The routing parameters for directing calls to the announcement are specified using other AT&T Network Connection - Toll Free Advanced Features. The following conditions apply:



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                                            o    The terminating intercept
                                                 announcement is designed to
                                                 assist in call completion and
                                                 AT&T does not provide, in the
                                                 terminating announcement,
                                                 media-related information or
                                                 service, other than network
                                                 routing or call completion.

                                            o    The announcement can be no
                                                 longer than four minutes.

                                            o    AT&T provides generic
                                                 announcements which are
                                                 available to CUSTOMER without
                                                 incurring storage or recording
                                                 charges.

                                    (4)     Toll Free Enroute Announcements

                                    This feature allows CUSTOMER to provide an announcement, with respect to a specific Toll Free telephone number, at the beginning of each call or at some other point in the call path. Introductory announcements play announcements at the beginning of the call path, then immediately send the call to the next routing element. In progress announcements play an announcement at any point in the call path, then immediately send the call to the next routing element. The following conditions apply:

                                            o    The intercept announcement is
                                                 designed to assist in call
                                                 completion and AT&T does not
                                                 provide, in the announcement,
                                                 media-related information or
                                                 service, other than network
                                                 routing or call completion.

                                            o    The announcement can be no
                                                 longer than four minutes.



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                                    (5)     Toll Free Network Queuing

                                    This feature allows a call to be held in a Network Queue in the AT&T network until a termination at the End-User's premises is available to receive the call. Toll Free Network Queuing can only be used in conjunction with the AT&T Network Connection Toll Free Service Next Available Agent Routing feature. There are two types of queuing arrangements available: fixed and variable. A fixed queue serves only one termination; a variable queue serves multiple terminations. CUSTOMER specifies the maximum number of calls to be handled in each queue arrangement. When a caller enters the queue slot, a delay announcement will be played that the call has been placed in queue.

                                            o    Delay announcements available
                                                 with this feature can be
                                                 customized or generic.

                                            o    The announcement is designed
                                                 for network routing and AT&T
                                                 does not provide, in the
                                                 prompting announcement,
                                                 media-related information or
                                                 service, other than network
                                                 routing functions.

                                            o    The announcement can be no
                                                 longer than four minutes.

                                            o    Calls will remain in the queue
                                                 slot until a termination
                                                 becomes available, the call is
                                                 abandoned by the calling party
                                                 or the maximum time in queue,
                                                 not to exceed 30 minutes.



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                                            o    Toll Free Network Queuing has a
                                                 Routing on Demand capability as
                                                 described previously under AT&T
                                                 Network Connection Toll Free
                                                 Service Control Features.

                           (C)      Toll Free Call Redirection Features

                           These features allow calls to complete at a location other than the one to which they were originally sent.

                           (1)      Pre-Answer Call Redirection Features

                                    These Features permit a Toll Free service call to be redirected to another AT&T Network Connection - Toll Free Service termination when a Ring No Answer or a busy condition or a failure of the AT&T network is encountered (available only with domestic AT&T Network Connection - Toll Free Service).

                           (2)      Alternate Destination Routing (ADR)

                                    This feature allows an incoming call to be redirected to a pre-defined alternate answering location(s) when there is a Ring No Answer or a busy condition or a failure of the AT&T network. CUSTOMER may select from the following options for each Toll Free telephone number:

                                            o    ADR on Ring No Answer - This
                                                 option redirects calls to one
                                                 pre-defined location if a Ring
                                                 No Answer condition is detected
                                                 at the primary location.



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                                            o    ADR on Busy - This option
                                                 redirects calls to a maximum of
                                                 three pre-defined alternate
                                                 locations if a busy condition
                                                 is detected at the primary
                                                 location. The primary location
                                                 must be a Nodal Access
                                                 termination. If only one
                                                 secondary location is used, the
                                                 secondary location may be
                                                 either a Nodal Access or
                                                 Switched Access termination. If
                                                 more than one secondary
                                                 location is used, each
                                                 secondary location must be a
                                                 Nodal Access termination.

                                            o    ADR on Busy and Ring No Answer
                                                 - This option redirects calls
                                                 to one pre-defined alternate
                                                 location if either a busy or a
                                                 Ring No Answer condition is
                                                 detected at the primary
                                                 location.

                                    (3)     Next Available Agent Routing

                                    This feature allows a sequence of
                                    terminations to be specified within a
                                    Routing Plan to which calls can be routed if the primary termination is busy or unable to answer calls. The Next Available Agent Routing feature can contain one or more alternate terminations up to a maximum of
                                    99. Maximum Calls Allowed must be specified at each termination. Maximum Calls Allowed values can be set to any number up to the number of access lines available at each termination. In addition to the alternate terminations, calls may be redirected to announcements, network



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                                    busy signals, network ringing or Toll Free
                                    Network Queuing. Maximum Calls Allowed
                                    values can be changed by using Routing On
                                    Demand.

                                    (4)     Post-Answer Call Redirection
                                            Features

                                    These features permit a domestic AT&T
                                    Network Connection - Toll Free Service call to be redirected, after the call has been answered by the End User, to another Toll Free number associated with domestic AT&T Network Connection - Toll Free Service provided to CUSTOMER under this Agreement or a non-Toll Free number served by domestic AT&T Network Connection - Outbound Service provided to CUSTOMER under this Agreement+. When a call is redirected to Toll Free number associated with AT&T Network Connection - Toll Free Service provided to CUSTOMER under this Agreement, the call will be carried using that service, without regard to any split-carrier arrangement of the end user for that Toll Free number. Calls will



----------------------------

         + CUSTOMER should not submit a service order for call redirection to a Toll Free number that is not associated with domestic AT&T Network Connection - Toll Free Service provided to CUSTOMER under this Agreement, as the results will be unpredictable. If a service order is submitted for call redirection to a Toll Free number that is not associated with domestic AT&T Network Connection - Toll Free Service provided to CUSTOMER under this Agreement, the order may be rejected or the order may be processed but the redirection feature may not work properly or may not bill properly. In all events, CUSTOMER shall be liable for any charges billed to CUSTOMER as a result of the submission of such an order, even if the End User for the Toll Free number to which the call is redirected is not one of CUSTOMER's End Users.


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                                    not be redirected to special service area
                                    codes, including 700 and 900. CUSTOMER may use one of the Toll Free Transfer Connect features to redirect the call.

                                    (5)     Transfer Connect

                                    This feature is provided using one of the following arrangements: Courtesy Transfer, Consult and Transfer, or Conference and Transfer. In addition to the specified Transfer Connect rates and other applicable AT&T Network Connection Toll Free Advanced Feature charges, CUSTOMER will be billed the appropriate AT&T Network Connection - Toll Free Service charges associated with the original call until the original call ends. For calls redirected to another AT&T Network Connection - Toll Free Service termination, the original call ends when the End-Customer disconnects from the caller. For calls during which a redirection is attempted to another to a non-AT&T-Network-Connection-Toll-Free-Service U.S. Mainland domestic terminating location, the original call ends when either the End-Customer disconnects from the caller or the target party disconnects from the caller, whichever occurs last. An additional charge applies for the duration of the call from the point of redirection for all calls during which a redirection is attempted to a non-AT&T-Network-Connection-Toll-Free-Service U.S.
                                    Mainland domestic terminating location.



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                                            o    Speed Dial capability is an
                                                 option which allows the
                                                 Transfer Connect End User to
                                                 redirect calls without dialing
                                                 the target party's complete
                                                 telephone number using a unique
                                                 1-5 digit numeric code. This
                                                 capability is available for use
                                                 on Transfer Connect-equipped
                                                 Toll Free numbers with a
                                                 maximum of 2,000 Speed Dial
                                                 Codes per Toll Free number and
                                                 4,000 Speed Dial codes in
                                                 total.

                                            o    Data Forwarding is an option
                                                 that allows the Transfer
                                                 Connect Courtesy Transfer End
                                                 User to forward data from the
                                                 redirecting party location to
                                                 the target party location. The
                                                 data is forwarded along with
                                                 the redirected call and
                                                 includes data generated by the
                                                 End User at the redirecting
                                                 party location. The Data
                                                 Forwarding capability must be
                                                 used in conjunction with the
                                                 AT&T Primary Rate Interface
                                                 (PRI) and Integrated Services
                                                 Digital Network (ISDN).

                                            o    Courtesy Transfer allows the
                                                 End User to transfer the caller
                                                 to the target party without
                                                 remaining on the call.

                                            o    Consult and Transfer allows the
                                                 End User to place the caller on
                                                 hold, hear call progress tones
                                                 (i.e. ringing or busy signal)
                                                 and either: 1) transfer the
                                                 caller to the target party
                                                 without remaining on the call;
                                                 or 2)



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                                                 terminate the redirection and
                                                 return to the caller for
                                                 further call handling.

                                            o    Conference and Transfer allows
                                                 the End User to conference with
                                                 the target party and the
                                                 caller. The End User may
                                                 consult with the target party
                                                 prior to adding the caller to
                                                 the three-way conference.
                                                 Following the three-way
                                                 conference, the caller may
                                                 remain connected to the
                                                 End-Customer or to the target
                                                 party. If the target party is
                                                 busy or does not answer, the
                                                 End-Customer may return to the
                                                 caller and may attempt another
                                                 transfer.

1.4.     AT&T Network Connection - Fraud & Uncollectibles Management Service

         AT&T Network Connection - Fraud & Uncollectibles Management Service consists of the following capabilities:

         o    Fraud Notification Service

         o    Fraud Call Records Feed

         o    Fraud Call Records Data Warehouse

         o    Call Denial & Restoral Service - Outbound

         o    AT&T Call Denial & Restoral Service - Toll Free

         o    Dial-Around Blocking

AT&T will provide the Fraud & Uncollectibles Management Service for calls which traverse the AT&T network. These calls will be recognized by the AT&T service type (e.g., AT&T Network



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Connection - Outbound Service) rather than by an underlying service type offered by CUSTOMER (e.g., Calling Card, Operator Service calls) and as such, CUSTOMER must understand the output results of its own network service arrangements for the Fraud Notification and the Call Denial & Restoral services.

         (a)      Capabilities Review

         AT&T will provide CUSTOMER with the following documentation:

                  (1)      Fraud Notification Service Specifications

                  (2)      Carrier Call Denial & Restoral Service Specifications

                  (3) AT&T Network Connection Fraud Management Center Carrier Interface Specifications describing Facsimile Call Denial & Restoral, AT&T Call Denial & Restoral for Toll Free, and methods and procedures for communications.

                  (4)      Fraud Call Records Data Warehouse Specifications

         CUSTOMER acknowledges that such information is AT&T Confidential Information.

         (b)      CUSTOMER Fraud Management Center

         CUSTOMER will maintain a fraud management center (the "CUSTOMER Fraud Management Center") that will operate 24 hours a day, seven days a week. The CUSTOMER Fraud Management Center will be AT&T's single point of contact for purposes of this Attachment.

         (c)      Fraud Management Center

         AT&T will maintain a Fraud Management Center (the "FMC") that will operate 24 hours a day, seven days a week.



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         (d)      Fraud Notification Service

                  (1) The Fraud Notification Service ("FNS") monitors international calls using AT&T Network Connection - Outbound Service.

                  (2) If FNS identifies potentially fraudulent activity (applying AT&T's fraud detection criteria) for a telephone number associated with AT&T Network Connection calls subject to monitoring as described in this Attachment, the FMC will provide a fraud alert report to the CUSTOMER Fraud Management Center via the AT&T Network Connection - Administrative Data Connection.

         (e)      Fraud Call Records Feed

         Completed call records from the following AT&T Network Connection categories: (1) Domestic and International - domestic and international calls using AT&T Network Connection - Outbound Service; and (2) Toll Free - domestic calls using AT&T Network Connection - Toll Free Service to the CUSTOMER Fraud Management Center for use with CUSTOMER's own fraud detection systems are available from AT&T. This Fraud Call Records Feed will be transmitted to the CUSTOMER Fraud Management Center via the AT&T Network Connection - Administrative Data Connection.

         (f)      Fraud Call Records Data Warehouse

         AT&T will provide electronic access to a data warehouse that contains up to one (1) year of completed call records from the following AT&T Network Connection categories: (1) Domestic and International - domestic and international calls using AT&T Network Connection - Outbound Service; and (2) Toll Free - domestic calls using AT&T Network Connection - Toll Free Service. CUSTOMER is limited to a maximum of five (5) user Ids for access to the Fraud Call Records Data Warehouse. The results of data



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         queries into the warehouse should be used to aid in analysis of fraud alert reports. AT&T will also provide a software tool to be used in conjunction with the results of the data queries into the warehouse. That tool will allow the CUSTOMER to view, filter, and sort the call records in graphic format. Data from the warehouse (query results) will be provided to the CUSTOMER via the AT&T Network Connection - Administrative Data Connection.

         (g)      Call Denial & Restoral Service

                  (1)      Call Denial & Restoral Service - Outbound

                  The CUSTOMER Fraud Management Center may request denial (or restoral) of AT&T Network Connection - Outbound Service provided under this Agreement from a specified originating ANI using either Carrier Call Denial & Restoral or Facsimile Call Denial & Restoral.

                           (A)      Carrier Call Denial & Restoral

                           The CUSTOMER Fraud Management Center may request call denial (or restoral) by loading the request onto the External Request Table ("ERT") via the AT&T Network Connection - Administrative Data Connection. The CUSTOMER Fraud Management Center may perform up to 2000 ERT transactions per hour (but no more than 15,000 per day), and may maintain up to 200,000 customer account entries on the denial database.

                           (B)      Facsimile Call Denial & Restoral

                           The CUSTOMER Fraud Management Center may request call denial (or restoral) of calls using AT&T Network Connection - Outbound Service provided under this Agreement from a specified originating ANI by



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                           written request sent to the FMC via facsimile
                           transmission. (This is designed to be a back-up system to loading requests directly onto the ERT.)

                  (2)      AT&T Call Denial & Restoral for Toll Free

                  The CUSTOMER Fraud Management Center may request restriction (or restoral) of direct dialed domestic calls using AT&T Network Connection - Toll Free Service provided under this Agreement from a specified originating ANI by written request sent to the FMC via facsimile transmission. AT&T will investigate the specific request and determine, in its sole discretion, the appropriate action to be taken (such action may include AT&T communicating directly with the end user of the originating ANI that was the subject of CUSTOMER's restriction request). The FMC will advise the CUSTOMER Fraud Management Center of action that is taken, or will provide an explanation of why no action was taken.

                  (3)      Ongoing Monitoring by Customer Fraud Management
                           Center

                  The CUSTOMER Fraud Management Center shall actively monitor the status of any ANI that is subject to a denial request.

         (h)      Dial-Around Blocking

         Dial-Around Blocking will provide to CUSTOMER the ability to block dial-around calls (i.e., calls made on a casual calling basis using the 101XXXX carrier access code associated with an Authorized CUSTOMER
         CIC). Dial-around calls will be blocked provided the originating LEC provides appropriate signaling information identifying the call to AT&T as a dial-around call in accordance with industry standards (e.g., Carrier



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         Selection Indicator value 4). The blocked calls will be terminated after receiving a final handling message. Dial-Around Blocking is applied at a CIC level. CUSTOMER must pay all charges for casual calling on a CIC for which CUSTOMER has activated Dial-Around Blocking that occur due to the failure of the originating LEC to provide appropriate signaling information identifying a call as a dial-around call.

         (i)      Law Enforcement Trap, Trace and Search Activities

         If AT&T is requested by CUSTOMER to perform actions associated with investigations pursuant to the Communications Assistance for Law Enforcement Act, AT&T may at its option, charge ordinary and customary charges as set forth in the AT&T Law Enforcement Charge Schedule. The AT&T Law Enforcement Charge Schedule will be included in the initial Network Connection Fraud Management Center Carrier Interface Specifications; updates are available upon request.

         (j)      Hours of Operation

         Fraud alert reports will be provided to the CUSTOMER Fraud Management Center as they are generated, 365 days per year, with the exception of repair periods or scheduled maintenance periods. Call Denial & Restoral services are available, with the exception of repair periods or scheduled maintenance periods, 365 days per year.

         (k)      Charges

         The charges associated with AT&T Network Connection - Fraud & Uncollectibles Management Services are as set forth in the Service Terms and Pricing Attachment.



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         (l) Liability

         CUSTOMER will be liable for any charges that are the result of toll fraud usage or other unauthorized calling, regardless of whether or not the fraudulent usage or unauthorized calling was reported by AT&T.

1.5      Operator Services, Calling Card and Payphone Platforms

         (a)      Operator Services, Calling Card and Payphone Platforms

                  CUSTOMER may obtain Operator Services (i.e., processing of calls initiated using 0+ dialing), Calling Card Services (i.e., processing of calls initiated using a calling card), and Payphone Services (i.e., processing of calls initiated using a pay phone) from one or more third party vendors. CUSTOMER is responsible for having the appropriate calls carried to the appropriate service platform. AT&T Network Connection - Outbound Service can be used for completion of calls originating from the operator, calling card or payphone service platforms. CUSTOMER shall order an IXC Access Trunk Group between the third-party platform vendor(s) and an AT&T POP that supports IXC Access Trunk Group connections. The third-party platform vendor must provide Feature Group D EAMF signaling, including 3-stage pulsing for international calls, or SS7 signaling through an AT&T-approved SS7 signaling aggregator. CUSTOMER will be responsible for the cost of the IXC Access Trunk Group to the third-party platform, and for the cost of all calls originated over the IXC Access Trunk Group. The relationship between CUSTOMER and its Operator Services, Calling Card Services or Payphone Services third-party vendor(s) is the sole responsibility of CUSTOMER and will be coordinated and maintained by CUSTOMER.

         (b) Operator Services and Directory Assistance Platform Enhanced CIC Routing Enhanced CIC Routing will permit Operator Services and Directory Assistance calls to be routed through the AT&T Network Connection Service based on CIC to the call processing platform(s) specified by CUSTOMER.



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1.6.     Enhanced CIC Routing

Enhanced CIC Routing permits certain types of calls to be routed through the AT&T Network Connection Service and terminated to the call processing platform(s) specified by CUSTOMER, based on CIC. CUSTOMER must order an IXC Access Trunk Group between the platform and an AT&T POP that supports IXC Access Trunk Group connections (for termination of the call into the platform). The call into the platform will be carried and rated as an AT&T Network Connection - Outbound Service call, except that there will be no terminating access Usage Rate. AT&T Network Connection - Outbound Service can be used for completion of calls originating from these call processing platforms (which will be carried and rated as a second call), provided that CUSTOMER must order a second IXC Access Trunk Group between the platform and an AT&T POP that supports IXC Access Trunk Group connections (for origination of the second call from the platform). The platform must provide Feature Group D EAMF signaling, including 3-stage pulsing for international calls, or SS7 signaling through an AT&T-approved SS7 signaling aggregator. CUSTOMER will be responsible for the cost of the IXC Access Trunk Group(s) to the third-party platform, and for the cost of all calls originated over the IXC Access Trunk. CUSTOMER is responsible for obtaining the direct DS1/DS3 dedicated access facility from a local access provider, at its own expense. CUSTOMER is responsible for Switch Port Charges and (for a DS3 facility only) M28 Multiplexing Office Function charges as described in the Service Terms and Pricing Attachment. There is no separate charge for provisioning of



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Enhanced CIC Routing when done at the same time as the initial provisioning of the CIC in a LEC End Office. When Enhanced CIC Routing is added after the initial provisioning of the CIC in the same LEC End Office, an additional CIC Provisioning Charge will apply for the provisioning of Enhanced CIC Routing on a per CIC, per End Office basis, as provided in the Service Terms and Pricing Attachment.

1.7.     SS7 Interconnection

For IXC Trunk Access connections, CUSTOMER may arrange for an SS7 Interconnection between its SS7 Signaling Network and AT&T's SS7 Signaling Network through an SS7 Aggregator Connection. Under an SS7 Aggregator Connection, CUSTOMER interconnects its SS7 Signaling Network to an AT&T-approved SS7 signaling aggregator who in turn has a D-link quad installed to AT&T's SS7 Signaling Network. The SS7 Aggregator Connection will enable the exchange of ISDN User Part (ISUP) call setup signaling messages (query and response) and Message Transfer Part (MTP) network management messages to set up and tear down voice and analog data calls, for calls that originate through CUSTOMER's switched network and terminate over the AT&T Network Connection Platform. CUSTOMER is responsible for establishing and maintaining arrangement with the aggregator, and provisioning any "A" links which are required from CUSTOMER's Service Switch Point to the aggregator's Signal Transfer Point, as required for SS7 interconnection.

1.8.     Service Forecasting

At least one month before the start of each calendar quarter, CUSTOMER shall provide to AT&T a written forecast of anticipated service volumes for the AT&T Network Connection Services provided under this Agreement for the following fifteen months. The quarterly forecast



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will include the information required by the AT&T Network Connection Platform
Forecast document, which AT&T will provide to CUSTOMER.

1.9.     Fraud Management

CUSTOMER shall take reasonable measures to protect against fraudulent usage of the Services, including implementing systems and procedures to monitor, detect, and prevent fraud. CUSTOMER will be liable for any charges for the use of the Services under this Agreement resulting from toll fraud usage or other unauthorized calling, regardless of whether or not the fraudulent usage or unauthorized calling was or should have been detected by AT&T.

                               2. SERVICE DELIVERY

2.1.     Customer Care

         (a) Customer Care will be staffed to provide order processing, provisioning, testing and turn up support, trouble ticket receipt, ongoing maintenance, project management, and billing account inquiry for AT&T Network Connection Services provided to CUSTOMER under this Agreement. All information relating to CUSTOMER requests for service under this Agreement will be maintained by Customer Care, and physical access to such information will be restricted to AT&T and CUSTOMER personnel with a need to know.

         (b) The parties will exchange lists of contact personnel and phone numbers for each service and function. Updates will be made and distributed as appropriate.

2.2.     AT&T Network Connection - Outbound Service and Toll Free Service
         Ordering

Ordering for AT&T Network Connection - Outbound Service and Toll Free will be accomplished via (a) an on-line web-based ordering system, (b) an electronic interface, or



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(c) electronic mail or facsimile service request forms created by AT&T. Service installation intervals will not begin until complete and accurate information is received. Target due dates for service availability will be provided to CUSTOMER once a firm date is received from the LEC. Provisioning status will be provided to CUSTOMER via the on-line web-based ordering system (or upon CUSTOMER request, for orders placed by e-mail or fax). CUSTOMER will be required to perform test calls from locations being provisioned during test and turn up of the service.

         (a)      AT&T Network Connection - Outbound Service

         The AT&T Network Connection - Outbound Service ordering process varies based on the type of originating access arrangement that will be used.

                  (1)      CIC-based routing

                  AT&T will manage the engineering of the Feature Group D access trunk groups used for CIC-based routing, based in part on CUSTOMER's quarterly forecast of call volumes. CUSTOMER shall notify AT&T in writing of any significant change in forecasted call volumes at least 45 days in advance, to permit sufficient time for AT&T to determine whether any change to the engineering of the Feature Group D access trunk groups is appropriate. CUSTOMER will provide to AT&T a letter of agency instructing the LEC to route all calls originated using the Authorized CUSTOMER CIC to the AT&T Feature Group D access trunk group. AT&T will authorize the LEC to route the calls over the AT&T Feature Group D access trunk group.

                  (2)      Dedicated Trunk Group Option (DTO)



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                  Under the DTO originating access arrangement, CUSTOMER
                  initially will determine the quantity of DTO access trunk groups necessary to accommodate forecasted traffic. AT&T may limit the number of DTO access trunk groups that will be available to CUSTOMER, and may modify the point of trunk origination, based on CUSTOMER's quarterly call volume forecasts and demonstrated traffic levels, or based on capacity constraints. AT&T will advise CUSTOMER of anticipated capacity constraints in the course of the quarterly forecasting reviews. CUSTOMER will order the Feature Group D access trunk groups dedicated for use by CUSTOMER from AT&T. AT&T will authorize the LEC to route the calls over the Feature Group D access trunk group.

                  (3)      IXC Access Trunk

                  CUSTOMER will arrange for the provisioning of the D1/DS3 dedicated access facilities with the local access provider, and will coordinate with AT&T to arrange for connection of the facilities (and, for a DS3 facility for installation of a M28 Multiplexing Office Function) at the AT&T POP. CUSTOMER initially will determine the quantity of dedicated access facilities necessary to accommodate forecasted traffic. AT&T may limit the number of switch ports that will be available to CUSTOMER, based on CUSTOMER's quarterly call volume forecasts and demonstrated traffic levels, or based on capacity constraints. AT&T will advise CUSTOMER of anticipated capacity constraints in the course of the quarterly forecasting reviews.



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2.3.     Jeopardies and LEC Escalations

For service orders entered on the web-based ordering system or the electronic interface, AT&T Wholesale Markets Customer Care will update the ordering system if service installation or availability on the confirmed Due Date is in jeopardy. Where AT&T provides the access, AT&T will perform the same type of LEC escalations for CUSTOMER as AT&T performs for other similar customers purchasing similar services.

2.4      Requests to Expedite AT&T Order Processing

         CUSTOMER may request that AT&T expedite the processing of an order for domestic AT&T Network Connection-Toll Free Service. If AT&T agrees to such request, an Expedite Charge will apply when (a) AT&T completes the processing of order(s) in less than the Standard Interval applicable to the order and (b) manual processing is used to complete the expedited processing of the order. Standard Toll Free Intervals are set forth in the AT&T Network Connection Toll Free Service Handbook, as revised by AT&T from time-to-time. Expedite Charges are as provided in the Service Terms and Pricing Attachment.

2.5      Trouble Reporting

         If CUSTOMER encounters a trouble, a trouble ticket can be opened with the Customer Care group by creating a trouble ticket in an on-line system that is designed to be available 24 hours a day, 365 days a year. (The system may be taken down for scheduled maintenance or upgrades.) A toll free number will be made available to CUSTOMER for emergency situations. The on-line trouble ticket reporting system is available using a web-based presentation built with sufficient firewalls to protect the integrity of the data.



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2.6      Trouble Ticket Tracking

After receipt of the trouble ticket, AT&T will issue a trouble ticket number and provide confirmation via the on-line trouble ticket reporting system. This trouble ticket will be used as a reference for tracking and requesting status. Status can be obtained through the on-line system, where CUSTOMER can read the technician notes posted against the trouble ticket. AT&T will ensure that AT&T service is working prior to clearing the ticket. Upon successful correction of the trouble, the AT&T Wholesale Markets Customer Care group will advise CUSTOMER, via the on-line system, that the trouble has been resolved. The on-line system will provide access to closed tickets in their entirety for up to 30 days.

2.7      Maintenance Support

         Maintenance support will be available to CUSTOMER 24 hours a day, 365 days a year.

                      3. BILLING INFORMATION AND INVOICING

3.1.     AT&T Network Connection Call Detail

         (a)      Call Detail Records

                  AT&T will provide a single, rated Call Detail Record (CDR) for each completed AT&T Network Connection Service call.

                  (1)      Completed Call

                           A completed call is a call for which answer
                  supervision is received by the originating AT&T central office long distance switch, with a call duration greater than 1.0 second. For calls routed to a service platform via Enhanced CIC Routing, a completed call is one that leaves the AT&T Network at the terminating AT&T POP via the IXC Access Trunk Group to the service platform.




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                  (2)      CDR Layout

                           CDR layout will follow the format for call records as
                  set forth in the AT&T Network Connection Billing, Section A. Call Detail Records (CDRs) (Version 7.3-05/22/00), as revised. For AT&T Network Connection - Toll Free Service, AT&T will provide a monthly inventory file that will reflect activity by toll free number or Network Control Point (NCP) account as well as the related recurring or non-recurring charges associated with the activity.

                 (3)       Changes to CDR Layout

                           To the extent practical, AT&T shall notify CUSTOMER,
                  in writing, of any modification in the format of the Call Detail Records at least ninety (90) days prior to the first delivery of such modified Call records. Such notice shall include an explanation of the modification sufficient to allow CUSTOMER to modify/program its systems to process the modified CDRs. AT&T will consider requests from CUSTOMER for additional fields, which may be added by mutual agreement at an additional cost.

         (b)      CDR File Transfer

                  (1) CDRs will be provided in flat file format via Network Data Mover ("NDM"), or a comparable system. CDRs will be provided six days a week. AT&T and CUSTOMER will establish a daily transmission schedule for CDRs. CUSTOMER may elect to have CDR records sent on a weekly or monthly basis via magnetic tape or CD-ROM, in lieu of electronic file transfer.

                  (2) AT&T and CUSTOMER will appoint contact points and escalation paths to manage the daily CDR file transfer. Agreed upon escalation procedures will be



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                  in place if the Call Detail Record information is not received on time or if the file is damaged.

                  (3) Any CDR transmitted by AT&T to CUSTOMER that is found to be subject to a formatting or transmission error, will be identified by CUSTOMER and returned to AT&T with the appropriate error code within 15 days after the initial transmission.

                  (4) CDR errors will be corrected by AT&T and returned to CUSTOMER within 15 days after their return to AT&T or within 60 days after the Call Record origination date, whichever is longer.

         (c)      Billing Data Center Connectivity

         If CUSTOMER elects to receive CDRs six days a week, the AT&T Network Connection - Administrative Data Connection described in this Attachment will be used to provide the data connection between the CUSTOMER billing data center and the AT&T billing data center, except as otherwise provided in Section 4 of this Attachment.

3.2.     AT&T Network Connection Monthly Invoice

         AT&T will render a monthly consolidated summary invoice to CUSTOMER which includes, for AT&T Network Connection Services:

              o   Trunk Group and Switch Port Charges

              o   Transport Charges

              o   Terminating Access Charges

              o Subtotals of Intrastate, Interstate, and International calls; minutes/seconds; usage charges; taxes, fees, and surcharges; and total charges.



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              o   Directory Assistance Charges and number of Calls

              o   Other Charges and Credits

This summary information will be provided to CUSTOMER on paper and mailed within 5 business days after the close date of the applicable bill cycle. Charges for M28 Multiplexing may appear on a separate bill.

           4. AT&T NETWORK CONNECTION - ADMINISTRATIVE DATA CONNECTION

If Customer elects to establish AT&T Network Connection - Administrative Data Connection, CUSTOMER must enter into a standard AT&T administrative data connection agreement. AT&T will work in coordination with CUSTOMER to install an AT&T Network Connection - Administrative Data Connection, which will consist of one or more T1 (or T45) circuits between the AT&T administrative data network and the CUSTOMER administrative data network. The AT&T Network Connection - Administrative Data Connection will be used for the transmission of administrative data between the parties, including call detail records, fraud alert reports and blocking and unblocking entries into the External Request Table. The price for the AT&T Network Connection - Administrative Data Connection will be as described in the Service Terms and Pricing Attachment. If CUSTOMER requires only Call Detail Records, CUSTOMER may separately arrange and pay for direct T1 circuit between AT&T's billing system and CUSTOMER's billing system, with appropriate routers, in lieu of an AT&T Network Connection - Administrative Data Connection.

--------------------------------End of Attachment-------------------------------




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


AT&T Network Connection Service Terms and Pricing


C O N F I D E N T I A L


          AT&T Network Connection Service Terms and Pricing Attachment
          ------------------------------------------------------------

CUSTOMER Name (Full Legal Name): Swift Telecommunications, Inc.

Date of execution of Agreement:       _________________   (by CUSTOMER)

                                      _________________   (by AT&T)
================================================================================

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.


     A. AT&T Network Connection Platform Services. AT&T Network Connection Platform Services, as described in the AT&T Network Connection Platform Service Description Attachment to the Agreement, consisting of the following services (if a service is described in the AT&T Network Connection Platform Service Description Attachment, but not listed below, it is not provided under this Agreement):

         1.   AT&T Network Connection - Outbound Service

         2.   AT&T Network Connection - Toll Free Service

         3.   AT&T Network Connection - Directory Assistance Service

         4.   AT&T Network Connection - Administrative Data Connection

         5.   AT&T Network Connection Fraud and Uncollectibles Management
              Services

2. Term. The Term of this Attachment consists of a Ramp-Up Period of 6 months and a Full Service Period of 36 months. The Ramp-Up Period begins on the first day of the first full billing month for the first service provided under this Attachment. For each service provided under this Attachment, the Full Service Period begins on the day after the Ramp-Up Period ends, which day is referred to as the Term Start Date.

3. Minimum Revenue Commitments. The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue



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